                       1933 Act Registration No. 002-46686
                       1940 Act Registration No. 811-02341

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.
                                                   -------
                       Post-Effective Amendment No.   47
                                                    ------
                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              Amendment No.
                                            ------
                        (Check appropriate box or boxes)

                         FORTIS INCOME PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

  X   immediately upon filing pursuant to paragraph (b) of Rule 485
-----
      on (specify date) pursuant to paragraph (b) of Rule 485
-----
      75 days after filing pursuant to paragraph (a) of Rule 485
-----
      on (specify date) pursuant to paragraph (a) of Rule 485
-----
      60 days after filing pursuant to paragraph (a) of Rule 485
-----

              [FORTIS Solid partners, flexible solutions(SM) LOGO]

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012


Fortis Bond Funds Prospectus


December 1, 2000

- Fortis U.S. Government Securities Fund
- Fortis Strategic Income Fund
- Fortis High Yield Portfolio
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Funds
  U.S. Government Securities Fund...........................      1
  Strategic Income Fund.....................................      4
  High Yield Portfolio......................................      8

Shareholder Information
  Choosing a Share Class....................................     11
  Determining Your Purchase Price...........................     12
  How to Buy Shares.........................................     14
  How to Sell Shares........................................     15
  Dividend and Capital Gains Distributions..................     18
  Tax Considerations........................................     18
  Shareholder Inquiries.....................................     18

Fund Management
  Investment Adviser........................................     19
  Portfolio Managers........................................     19

More Information on Fund Objectives, Investment Strategies
  and Risks
  Objectives................................................     20
  Investment Strategies.....................................     20
  Principal Risks...........................................     22

Financial Highlights
  U.S. Government Securities Fund...........................     25
  Strategic Income Fund.....................................     27
  High Yield Portfolio......................................     28

THE FUNDS
--------------------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio (the "Funds"). It also provides you with information about the Funds' performance and Fund expenses. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks."

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE

U.S. Government Securities Fund's objective is to maximize total return, while providing shareholders with a level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

U.S. Government Securities Fund pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.


The Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities. Asset-backed securities are backed by a pool of assets derived from payments made on credit card, automobile and home equity loans, while commercial mortgage-backed securities are backed by a pool of mortgage payments made on commercial property.


It is anticipated that the duration of the Fund will be between three and seven years.

The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS

As with any non-money market mutual fund, U.S. Government Securities Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in U.S. Government Securities Fund include:

     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration, explained on page 22 under "More Information on Fund Objectives, Investment Strategies and Risks--Investment Strategies."


     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.


     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.


     - RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Because the Fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Fund's mortgage- and asset-backed securities. These prepayments pass through to the Fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could lengthen the duration of the Fund's mortgage- and asset-backed securities thereby increasing their interest rate sensitivity.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The bar chart and table below provide you with information on U.S. Government Securities Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class E shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. Sales loads are reflected in the table which compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                             10.43
1991                                                                             13.89
1992                                                                              5.59
1993                                                                              8.31
1994                                                                             -5.64
1995                                                                             15.97
1996                                                                              3.36
1997                                                                              8.86
1998                                                                              8.52
1999                                                                             -1.99


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 6.58%.



BEST QUARTER:         5.33%   (quarter ended September 30, 1991)
WORST QUARTER:       -3.60%   (quarter ended March 31, 1994)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                                              SINCE INCEPTION+
                                                       ONE YEAR    FIVE YEARS    TEN YEARS    CLASS A, B, H, C
                                                       --------    ----------    ---------    ----------------
Class A shares.....................................     -6.65%        5.54%         N/A             5.56%
Class E shares.....................................     -6.40%        5.79%        6.05%             N/A
Class B shares**...................................     -6.20%        5.44%         N/A             5.58%
Class H shares**...................................     -6.31%        5.39%         N/A             5.55%
Class C shares**...................................     -3.93%        5.71%         N/A             5.68%
Lehman Brothers Intermediate Government Index*.....      0.49%        6.93%        7.10%            6.67%


       -------------------------------------
        * An unmanaged index of government bonds with an average maturity of eight to nine years.

       ** With CDSC. Assumes redemption on December 31, 1999.

        + Inception date: November 14, 1994

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of U.S. Government Securities Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C    CLASS E
                                                                SHARES     SHARES     SHARES     SHARES
                                                                -------    -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.50%        --         --       4.50%
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................       --*      4.00%      1.00%        --*
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................      .72%       .72%       .72%       .72%
  Distribution and/or service (12b-1) fees..................      .25%      1.00%      1.00%        --
  Other expenses............................................      .07%       .07%       .07%       .07%
  Total annual fund operating expenses......................     1.04%      1.79%      1.79%       .79%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A and Class E shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of U.S. Government Securities Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    CLASS B/H                     CLASS C
                                                     SHARES       CLASS B/H       SHARES        CLASS C
                                                    ASSUMING        SHARES       ASSUMING        SHARES
                                                   REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                        CLASS A     AT END OF         NO         AT END OF         NO        CLASS E
                                        SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION    SHARES
                                        -------    -----------    ----------    -----------    ----------    -------
1 year..............................    $  551       $  542         $  182        $  282         $  182      $  527
3 years.............................       766          833            563           563            563         691
5 years.............................       998        1,150            970           970            970         869
10 years............................     1,664        1,908          1,908         2,105          2,105       1,384

STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to maximize total return.

PRINCIPAL INVESTMENT STRATEGIES

Strategic Income Fund pursues its objective by investing primarily in the following three sectors:

     - U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

     - INVESTMENT GRADE AND HIGH YIELD/HIGH RISK FIXED-INCOME SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund invests in fixed-income securities issued by (a) foreign governments and their agencies; (b) foreign government-related issuers; (c) supranational organizations; (d) foreign companies; and (e) foreign banks and U.S. branches of foreign banks. These securities may be investment grade, non-investment grade, or unrated securities.

     - HIGH YIELD/HIGH RISK DOMESTIC SECURITIES. The Fund invests in non-investment grade fixed-income securities issued by U.S. issuers (or unrated securities the Fund's adviser believes are of comparable quality). These securities are sometimes referred to as "junk bonds" or "high yield" securities.

The Fund may invest without limitation in securities rated as low as Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("Standard & Poor's") or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. Nonperforming securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Fund may also invest in unrated securities which the Fund's investment adviser ("Advisers") believes are of comparable quality to those rated within the foregoing categories.

It is anticipated that the duration of the Fund will be between three and seven years.

The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS

As with any non-money market mutual fund, Strategic Income Fund's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in Strategic Income Fund include:

     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration, explained on page 22 under "More Information on Fund Objectives, Investment Strategies and
     Risks -- Investment Strategies."


     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.


     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     - RISKS OF MORTGAGE-RELATED SECURITIES. Because the Fund may invest significantly in mortgage-related securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Fund's mortgage-related securities. These prepayments are passed through to the Fund, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Fund's income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Fund's mortgage-related securities and cause their prices to decline.


     - RISKS OF FOREIGN INVESTING. The Fund's investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. The Fund may invest in emerging markets in which the risks of foreign investing are higher.


     - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Fund's portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE


The bar chart and table below provide you with information on Strategic Income Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. Sales loads are reflected in the table which compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.


               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1998                                                                             3.25
1999                                                                             0.17


        * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was 2.63%.



BEST QUARTER:         2.23%   (quarter ended March 31, 1998)
WORST QUARTER:       -1.90%   (quarter ended June 30, 1999)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                ONE YEAR    SINCE INCEPTION+
                                                                --------    ----------------
Class A shares..............................................     -4.34%          -0.12%
Class B shares**............................................     -3.82%           0.23%
Class H shares**............................................     -3.82%           0.25%
Class C shares**............................................     -1.34%           1.44%
Lehman Brothers Aggregate Bond Index*.......................     -0.82%           7.57%


       -------------------------------------
        * An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

       ** With CDSC. Assumes redemption on December 31, 1999.

        + Inception date: December 1, 1997.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Strategic Income Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 2000.*



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.50%        --         --
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................       --**     4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................      .80%       .80%       .80%
  Distribution and/or service (12b-1) fees..................      .25%      1.00%      1.00%
  Other expenses............................................      .29%       .29%       .29%
  Total annual fund operating expenses......................     1.34%      2.09%      2.09%


------------------------------

 * Actual expenses for the fiscal year were lower than those shown in the table because of voluntary expense reimbursements by Advisers. Taking these reimbursements into account for the fiscal year ended July 31, 2000, Other Expenses were .05% for each share class and Total Fund Operating Expenses were 1.10% of average daily net assets for Class A shares and 1.85% for Classes B, C and H. Expense reimbursements may be discontinued at any time.


** A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Strategic Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS B/H                     CLASS C
                                                             SHARES       CLASS B/H       SHARES        CLASS C
                                                            ASSUMING        SHARES       ASSUMING        SHARES
                                                           REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                                CLASS A     AT END OF         NO         AT END OF         NO
                                                SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION
                                                -------    -----------    ----------    -----------    ----------
1 year......................................    $  580       $  572         $  212        $  312         $  212
3 years.....................................       855          925            655           655            655
5 years.....................................     1,151        1,304          1,124         1,124          1,124
10 years....................................     1,990        2,229          2,229         2,421          2,421

HIGH YIELD PORTFOLIO

OBJECTIVE

High Yield Portfolio's objective is to maximize total return.

PRINCIPAL INVESTMENT STRATEGIES


High Yield Portfolio pursues its objective by investing primarily in a portfolio of non-investment grade fixed-income securities, also referred to as "high yield" securities or "junk bonds."


The Fund may invest without limitation in securities rated as low as Caa by Moody's or CCC by Standard & Poor's Ratings Service, or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Fund may also invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.


The Fund may invest up to 25% of its total assets in securities of foreign governments and companies.



It is anticipated that the duration of the Fund will be between three and seven years.


The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

PRINCIPAL RISKS


As with any non-money market mutual fund, High Yield Portfolio's share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Fund. The principal risks of investing in High Yield Portfolio include:


     - INTEREST RATE RISK. Debt securities in the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration, explained on page 22 under "More Information on Fund Objectives, Investment Strategies and
     Risks -- Investment Strategies.".


     - INCOME RISK. Income risk is the potential for a decline in the Fund's income due to falling interest rates.


     - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

     - CALL RISK. The Fund is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. The Fund invests primarily in non-investment grade fixed-income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.


     - RISKS OF FOREIGN INVESTING. The Fund's investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. The Fund may invest in emerging markets in which the risks of foreign investing are higher.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The bar chart and table below provide you with information on the Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. Sales loads are reflected in the table which compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

               ANNUAL TOTAL RETURNS as of December 31 each year*
[BAR GRAPH]

1990                                                                            -18.69
1991                                                                             56.46
1992                                                                             15.52
1993                                                                             21.82
1994                                                                             -3.49
1995                                                                             12.29
1996                                                                             11.34
1997                                                                              9.49
1998                                                                             -0.07
1999                                                                              2.12


       * The Fund's total return for the period from January 1, 2000 through September 30, 2000 was -1.99%.



BEST QUARTER:        25.36%    (quarter ended March 31, 1991)
WORST QUARTER:       -9.51%    (quarter ended September 30, 1990)



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                                              SINCE INCEPTION+
                                                       ONE YEAR    FIVE YEARS    TEN YEARS     CLASS B, C, H
                                                       --------    ----------    ---------    ----------------
Class A shares.....................................     -2.48%       5.94%         8.71%             N/A
Class B shares**...................................     -1.66%       6.04%           N/A           5.63%
Class H shares**...................................     -1.80%       6.01%           N/A           5.61%
Class C shares**...................................      0.61%       6.18%           N/A           5.68%
Lehman Brothers High Yield Index*..................      2.39%       9.31%        10.72%           8.88%


       -------------------------------------
        * An unmanaged index of lower quality, high yield corporate debt securities.

       ** With CDSC. Assumes redemption on December 31, 1999.

        + Inception date: November 14, 1994

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of High Yield Portfolio. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended July 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.50%         --         --
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................       --*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................      .73%       .73%       .73%
  Distribution and/or service (12b-1) fees..................      .35%      1.00%      1.00%
  Other expenses............................................      .09%       .09%       .09%
  Total annual fund operating expenses......................     1.17%      1.82%      1.82%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of High Yield Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            CLASS B/H                     CLASS C
                                                             SHARES       CLASS B/H       SHARES        CLASS C
                                                            ASSUMING        SHARES       ASSUMING        SHARES
                                                           REDEMPTION      ASSUMING     REDEMPTION      ASSUMING
                                                CLASS A     AT END OF         NO         AT END OF         NO
                                                SHARES     EACH PERIOD    REDEMPTION    EACH PERIOD    REDEMPTION
                                                -------    -----------    ----------    -----------    ----------
1 year......................................    $  564       $  545         $  185        $  285         $  185
3 years.....................................       805          843            573           573            573
5 years.....................................     1,065        1,165            985           985            985
10 years....................................     1,806        1,967          1,967         2,137          2,137

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - There is an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets (.35% for High Yield Portfolio).

     - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS E SHARES

     - These shares are available only in U.S. Government Securities Fund, if you were a shareholder of that Fund on November 13, 1994.

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - Shares are not subject to an annual Rule 12b-1 fee.

     - Class E shares have the lowest expenses and pay the highest dividends of all share classes.

CLASS B AND CLASS H SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge (CDSC) if you redeem shares within six years of purchase. The CDSC is 4% during the first two years after purchase, and declines thereafter to as low as 1% during the sixth year after purchase. There is no CDSC after the sixth year.

     - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

     - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

     - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

     - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

     - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge of 1.00% if you redeem shares within one year of purchase.

     - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

     - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

     - Class C shares provide the benefit of putting your entire investment to work for you immediately.

     - Shares in this class will have a higher expense ratio and pay lower dividends than Class A and Class E shares due to the higher Rule 12b-1 fee.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:

     - The length of time you expect to hold your investment.

     - The amount of any sales charge (whether imposed at the time of purchase or redemption) and Rule 12b-1 fees.

     - Whether you qualify for any reduction or waiver of sales charges (e.g., if you are exempt from the sales charge, you must invest in Class A shares).

     - The various exchange privileges among the different classes of shares.

     - The fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.

Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.

Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available or restricted or illiquid securities are being valued. In these cases, securities are valued at fair value as determined in good faith by Advisers under supervision of the Funds' Board of Directors.


A significant portion of the assets of Strategic Income Fund and High Yield Portfolio may consist of securities of foreign issuers that trade on weekends or other days when the Funds do not price their shares. The net asset value of Strategic Income Fund's shares may change on days when you will not be able to purchase or redeem your shares.


PURCHASE PRICE OF CLASS A AND CLASS E SHARES

(Note: Class E shares are available only in the U.S. Government Securities Fund, if you were a shareholder of that Fund on November 13, 1994.)

The purchase price of Class A and Class E Fund shares is their next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of the sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).

                                                     SALES CHARGE AS       SALES CHARGE AS
                                                      PERCENTAGE OF     PERCENTAGE OF THE NET    BROKER-DEALER
                 AMOUNT OF SALE                      PURCHASE PRICE        AMOUNT INVESTED        CONCESSION
                 --------------                      ---------------    ---------------------    -------------
Less than $100,000...............................         4.50%                 4.712%               4.00%
$100,000 but less than $250,000..................         3.50%                 3.627%               3.00%
$250,000 but less than $500,000..................         2.50%                 2.564%               2.25%
$500,000 but less than $1,000,000................         2.00%                 2.041%               1.75%
$1,000,000 or more*..............................          -0-                    -0-                1.00%

------------------------------
* You will pay a contingent deferred sales charge if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age of 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment advisor.

REDUCING YOUR SALES CHARGE FOR CLASS A AND CLASS E SHARES. As shown above, larger purchases of Class A and Class E shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.

     - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

     - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000, if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A AND CLASS E SHARES. The Statement of Additional Information contains a list of investors who are eligible to purchase Class A and Class E shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGES. You pay no initial sales charge on purchases of Class A and Class E shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem these shares within two years, you will pay a contingent deferred sales charge of 1.00%. For more information, see "How to Sell Shares--Contingent deferred sales charges."

PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a contingent deferred sales charge ("CDSC") at the following rates. For additional information, see "How to Sell Shares--Contingent deferred sales charges."

                                                         CONTINGENT DEFERRED
                                YEAR SINCE PURCHASE         SALES CHARGE
                               ----------------------    -------------------
                               First.................           4.00%
                               Second................           4.00%
                               Third.................           3.00%
                               Fourth................           3.00%
                               Fifth.................           2.00%
                               Sixth.................           1.00%
                               Seventh...............            None
                               Eighth................            None

Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of
 .25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession between 5.25% and 5.50% of the amount invested.

CONVERSION TO CLASS A SHARES. Class B and Class H shares (except for those purchased by reinvestment of dividends and other distributions) will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase you will pay a CDSC of 1.00%. For additional information, see "How to Sell Shares--Contingent deferred sales charge."

Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES

Each Fund pays Investors Rule 12b-1 fees for the distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                                                        RULE 12B-1 FEE
                                      SHARE CLASS               (AS A % OF AVERAGE NET ASSETS)
                                      -----------           --------------------------------------
                               Class A..................    0.25% (0.35% for High Yield Portfolio)
                               Class E..................    None
                               Class B and Class H......    1.00%
                               Class C..................    1.00%

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in any of the Funds with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).


The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $25 for investments by telephone through the Fortis Information Line and Fortis Internet Website, and $500 for other investments by telephone or investments by wire.


The Funds may reject any purchase order or restrict purchases at any time.

INVESTING BY TELEPHONE


Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140."



If you have a bank account authorization form on file, you may invest $25-$150,000 by telephone through the automated Fortis Information Line and Fortis Internet Website.


INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (Federal Funds) by wire to:

     U.S. Bank National Association

     ABA #091000022, credit account no: 1-702-2514-1341

     Fortis Funds Purchase Account

     For further credit to: (your name)

     Fortis Account NBR (your account number)


Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140." You may make additional investments by wire at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.

INVESTING BY MAIL


You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN, 55480-9140."


You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

TAX SHELTERED RETIREMENT PLANS. Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.

SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send confirmations for purchases made under a Systematic Investment Plan to you quarterly, rather than following each transaction.

EXCHANGE PRIVILEGE

Except for Class E shares, you may exchange your Fund shares for the same class of shares in another Fortis Fund. If you hold Class E shares, you may exchange those shares for Class A shares of another Fortis Fund. You pay no exchange fee or additional sales charge for exchanges. If you held Class E shares of U.S. Government Securities Fund and exchanged those shares for Class A shares of another Fortis Fund, you may re-exchange your Class A shares for U.S. Government Securities Fund Class E shares.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund, you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares, you may exchange those shares for any class of Fund shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares.


You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the automated Fortis Information Line and Fortis Internet Website for exchanges of $25 or more. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to Sell Shares--By phone").


An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

Advisers has the right to change, terminate, impose charges on or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.

HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares, less any contingent deferred sales charge.

Employees of certain Texas public educational institutions who direct investment in Fund shares under their State of Texas Optional Retirement Plan generally must obtain the prior written consent of their authorized employer representative in order to redeem.

REDEEMING BY MAIL

If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).


To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164-0284.


Your request should include the following information:

     - Name of Fund

     - Account number

     - Dollar amount or number of shares to be redeemed

     - Name on the account

     - Signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:

     - The Funds do not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000.

     - The redemption proceeds are paid to someone other than the registered holder.

     - The redemption proceeds are sent to an address other than the address on the Fund's records.

You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

REDEEMING BY PHONE

Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.


You may redeem up to $50,000 by calling the Funds at (800) 800-2000, ext. 3012, provided that:


     - Your account is not a tax-qualified plan,

     - Your check is sent to the address on the Fund's records, and

     - You have not changed your address on the Fund's records for at least 30 days.


In addition, you may use the automated Fortis Information Line and Fortis Internet Website for redemptions of $25-$50,000 on non-tax qualified accounts.


The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.

You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.

Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS

Your redemption proceeds will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to fifteen days. If you wish to avoid this delay, you should consider the wire purchase method described under "How to Buy Shares."

INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts with a current value of less than $500. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN

Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than after each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.

REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeem are subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

     - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

     - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

     - Shares subject to a CDSC will be redeemed in the order purchased.

A CDSC is not imposed:

     - When a Fund exercises its right to liquidate accounts which are less than the minimum account size.

     - When shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (if satisfactory evidence is provided to the Fund).

     - With respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases.

     - With respect to Class B, H, and C shares, to qualified plan benefit distributions due to the participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares a daily dividend from its net investment income and pays the dividend monthly. You will earn dividends starting the day after you purchase your shares. If you made a telephone purchase, you will earn dividends after payment is received. Any capital gains distributions are made annually. You will receive a confirmation after each dividend (or quarterly, at Advisers' option).

Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class (at net asset value). However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested (at net asset value) in shares of the same class of another Fortis Fund.

Dividends will be paid to you or reinvested on the last business day of each month at the net asset value. If your dividends are reinvested in other Fortis Funds, processing normally takes one business day. If you elect cash payment, a check will be mailed within five business days after the end of the month. If you withdraw your entire account, all dividends accrued will be paid at that time.

Prior to purchasing shares of a Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. Because everyone's tax situation is unique, be sure to consult your tax adviser.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income are taxable as ordinary income. The Funds expect that their distributions will consist primarily of ordinary income. Distributions paid from the Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS

If you sell or exchange your Fund shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

SHAREHOLDER INQUIRIES

You should direct your inquiries to your broker-dealer or sales representative or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of Annual Account Summaries older than the preceding year.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds. Advisers also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal years, the Funds paid the following investment advisory fees to Advisers:


                                                                      ADVISORY FEE
                                                                       AS A % OF
                                                                AVERAGE DAILY NET ASSETS
                                                                ------------------------
U.S. Government Securities Fund.............................             .72%
Strategic Income Fund.......................................             .80%
High Yield Portfolio........................................             .73%


PORTFOLIO MANAGERS

U.S. GOVERNMENT SECURITIES FUND. Howard G. Hudson and Christopher J. Woods have managed the Fund since August 1995. Christopher J. Pagano joined the management team in March 1996.

STRATEGIC INCOME FUND. Howard G. Hudson, Maroun M. Hayek, Robert C. Lindberg, Christopher J. Pagano and Christopher J. Woods have managed the Fund since December 1997. Kendall C. Peterson joined the management team in July 1999.

HIGH YIELD PORTFOLIO. Howard G. Hudson, Maroun M. Hayek and Robert C. Lindberg have managed the Fund since August 1995. Kendall C. Peterson joined the management team in July 1999.

     - Mr. Hudson, an Executive Vice President and the Head of Fixed Income Investments of Advisers, has been managing debt securities for Fortis, Inc. since 1991. Mr. Hudson performs a supervisory function in the management of the Funds. The portfolio managers supervised by Mr. Hudson have primary responsibility for the Funds' investments in particular types of securities. Specifically, these individuals and their areas of responsibility are as follows: Mr. Lindberg, municipal securities; Mr. Hayek, corporate bonds; Mr. Pagano, treasury securities; Mr. Peterson, non-investment grade securities; and Mr. Woods, mortgage-related securities and structured products.


     - Mr. Hayek, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1987.



     - Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since 1993.



     - Mr. Pagano, a Vice President of Advisers since 1996, has been managing debt securities for Advisers since that time. From 1995 to 1996, Mr. Pagano was a Government Strategist for Merrill Lynch, New York, New York.



     - Mr. Peterson, a Vice President of Advisers, has been managing non-investment grade fixed income securities for Advisers since July 1999. From 1985 to July 1999, Mr. Peterson was employed by Prudential Insurance Company of America in Newark, New Jersey with his last position being Vice President and portfolio manager.



     - Mr. Woods, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1993.


The Funds' portfolio managers are located at One Chase Manhattan Plaza, New York, New York 10005.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT

STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds" and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' goals. Of course, there is no guarantee that any Fund will achieve its goal. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

Each Fund's portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of the different asset categories. The decision to purchase a particular security for a Fund is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Fund.

U.S. GOVERNMENT SECURITIES FUND

U.S. Government Securities Fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

The Fund's investments in U.S. Treasury obligations may include U.S. Treasury inflation-protection securities. The principal amount of inflation-protection securities is adjusted for inflation, and interest payments are equal to a fixed percentage of this adjusted principal amount.


The Fund's investments in mortgage-backed securities include U.S. Government agency-backed collateralized mortgage obligations ("CMOs"). The Fund also may invest in high-grade CMOs issued by private entities (e.g., rated A or above by either Moody's or S&P). Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs") and inverse floaters, can be highly volatile in response to changing interest rates. The Fund will not invest more than 5% of its net assets in any one of these types of securities or more than 10% of its net assets collectively in IOs, POs and inverse floaters.



The Fund also may invest in zero coupon obligations issued by either the U.S. Government and its agencies, or by private entities. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.



The Fund also may invest in high-grade asset-backed and commercial mortgage-backed securities issued by private entities (e.g., rated A or above by either Moody's or S&P). In addition, the Fund may invest a portion of its assets in a combination of other high-grade non-convertible debt securities and U.S. bank obligations, bonds issued or guaranteed by the Canadian government or its agencies, high-grade commercial paper (e.g., rated prime-1 by Moody's or A-1 by S&P), and in cash or other high-quality, short-term debt securities.


To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

STRATEGIC INCOME FUND

Strategic Income Fund invests primarily in the following three sectors:

     - U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.

     - INVESTMENT GRADE AND HIGH YIELD/HIGH RISK FIXED-INCOME SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund invests in fixed-income securities issued by foreign governments and companies. The Fund's foreign government investments include securities issued by (a) governments and their agencies; (b) government-related issuers; and (c) supranational organizations, such as the World Bank, The European Economic Community, The Asian Development Bank and The European Coal and Steel Community. The Fund may also invest in fixed-income securities and commercial paper issued by foreign companies, and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or U.S. branches of foreign banks. These securities may be either investment grade or non-investment grade, or they may be unrated securities. Strategic Income Fund's investments in foreign securities may include investments in emerging markets.

     The Fund will not invest 25% or more of its total assets in government securities of any single foreign country.

     - HIGH YIELD/HIGH RISK DOMESTIC SECURITIES. The Fund invests in non-investment grade fixed-income securities issued by U.S. issuers. These securities are sometimes referred to as "junk bonds" or "high yield" securities. The Fund also may invest in unrated fixed income securities that Advisers believes offer yields and risks comparable to non-investment grade rated securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in these three sectors (exclusive of collateral received in connection with securities lending). The Fund generally will have no more than 50% of its total assets invested in any one sector.


Strategic Income Fund's investments in U.S. Government securities include those securities described above under "U.S. Government Securities Fund." Strategic Income Fund can invest up to 7.5% of its net assets in IOs, POs and inverse floaters and up to 15% of its net assets collectively in these types of securities.



The Fund may invest in certain types of accrual bonds, including zero coupon bonds, payment-in-kind securities and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period. Zero coupon bonds are issued at a significant discount to par with interest and principal paid at maturity. Payment-in-kind securities pay interest in the form of additional securities. Deferred payment securities accrue interest until a predetermined date, after which they pay cash interest. The market prices for these securities are affected to a greater extent by interest rate changes and are typically more volatile than the market prices of securities that pay interest periodically and in cash. The Fund may invest up to 25% of its net assets in accrual bonds, except that the Fund may invest an unlimited amount of its assets in zero coupon obligations issued by the U.S. Government and its agencies.



Strategic Income Fund may invest in securities rated as low as Caa by Moody's or CCC by Standard & Poor's. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. The Fund also may invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.


To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, Strategic Income Fund may invest without limit in investment grade debt securities, commercial paper, U.S. Government obligations and bank obligations. These investments may result in a lower yield than would be available from investments with a lower quality or longer term, and may prevent the Fund from achieving its investment objective.

HIGH YIELD PORTFOLIO

High Yield Portfolio invests primarily in a portfolio of non-investment grade fixed-income securities, also referred to as "high yield" securities or "junk bonds."

The Fund may invest without limitation in securities rated as low as Caa by Moody's or CCC by Standard & Poor's. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than Caa or CCC. The Fund also may invest in unrated securities which Advisers believes are of comparable quality to those rated within the foregoing categories.


The Fund may invest in certain types of accrual bonds, including zero coupon bonds, payment-in-kind securities and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period. Zero coupon bonds are issued at a significant discount to par with interest and principal paid at maturity. Payment-in-kind securities pay interest in the form of additional securities. Deferred payment securities accrue interest until a predetermined date, after which they pay cash interest. The market prices for these securities are affected to a greater extent by interest rate changes and are typically more volatile than the market prices of securities that pay interest periodically and in cash. The Fund may invest up to 25% of its net assets in accrual bonds, except that the Fund may invest an unlimited amount of its assets in zero coupon obligations issued by the U.S. Government and its agencies.



High Yield Portfolio also may invest in U.S. Government agency-backed (see "U.S. Government Securities Fund" above) and privately issued CMOs, including the more volatile IOs, POs and inverse floaters. High Yield Portfolio can invest up to 7.5% of its net assets in IOs, POs and inverse floaters and up to 15% of its net assets collectively in these types of securities.


To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, High Yield Portfolio may invest without limit in investment grade debt securities, commercial paper, U.S. Government obligations and bank obligations. These investments may result in a lower yield than would be available from investments with a lower quality or longer term, and may prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

U.S. Government Securities Fund frequently trades securities held for a relatively short period of time in an attempt to achieve its investment objective. In addition, High Yield Portfolio and Strategic Income Fund, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Fund may, from time to time, have an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading also may increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

DURATION

As discussed above under "The Funds," each Fund anticipates maintaining an average effective duration of three to seven years. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates.

PRINCIPAL RISKS

The principal risks of investing in the Funds, which are listed above under "The Funds," are discussed in more detail here. Please remember, you may lose money if you invest in the Funds.


     - INTEREST RATE RISK. Debt securities in the Funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, certain Fund investments may be highly volatile in response to changing interest rates. These investments include IOs, POs, inverse floaters and accrual bonds.



     - CREDIT OR DEFAULT RISK. Each Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payments on the securities or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell. When a Fund purchases unrated securities, it will depend on Advisers' analysis of credit risk more heavily than usual.



     - CALL RISK. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds.

     A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.



     - INCOME RISK. Each Fund is subject to income risk, which is the potential for a decline in the Fund's income due to falling interest rates.



     - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. U.S. Government Securities Fund and Strategic Income Fund are subject to both prepayment and extension risk in connection with their investments in mortgage-backed and/or asset-backed securities. To the extent it invests in mortgage-backed and/or asset-backed securities, High Yield Portfolio may also be subject to the risks of investing in these types of securities.



        Prepayment risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-backed securities, or prepay the debt obligations underlying asset-backed securities. A Fund holding these securities must reinvest the prepayments at a time when interest rates on new investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.



        Extension risk. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of securities. This would, in effect, convert a short- or medium-duration mortgage- and asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.



     - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. High Yield Portfolio invests primarily in non-investment grade fixed income obligations, and a significant portion of Strategic Income Fund's portfolio may consist of such obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High Yield Portfolio and Strategic Income Fund may invest without limitation in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency, or in unrated securities which Advisers determines to be of comparable quality. In addition, each of these Funds may invest up to 10% of its total assets in "non-performing" securities rated lower than these categories (or, if unrated, determined to be of comparable quality by Advisers). Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. "Non-performing" securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. These securities are highly speculative.



     - RISKS OF FOREIGN INVESTING. Strategic Income Fund's principal investment strategies include investing in foreign securities, and a significant portion of High Yield Portfolios' assets may be invested in such securities. A Fund's investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds that invest principally in domestic securities. These risks include:



        Currency risk. Because the Funds invest in securities denominated in currencies other than the U.S. dollar, and because the Funds may hold foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.



        Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.



        Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions.

        Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.



     - RISKS OF EMERGING MARKETS. Strategic Income Fund and High Yield Portfolio may invest in emerging markets as a principal investment strategy. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.



     - RISKS OF SECURITIES LENDING. When a Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, the Fund invests the cash collateral in high-grade money market securities, which are subject to credit or default risk.



     - RISKS OF SHORT-TERM TRADING. Due to many factors, each Fund may trade securities frequently and hold securities in their portfolios for one year or less. Frequent purchases and sales of portfolio securities will increase a Fund's transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Fund.



     - MANAGEMENT RISK. The Funds are actively managed by professionals with extensive money management experience and expertise. The performance of the Funds will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.



     - INFLATION RISK. Even if the principal value of your investment in a Fund, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Fund shares and distributions may decline, even if their value in dollars increases.



     - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.



     Whether the Euro conversion will materially affect the performance of Fund investing in foreign securities is uncertain. A Fund may be affected by the Euro's impact on the business or financial condition of European issuers held by that Fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent Funds hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

--------------------------------------------------------------------------------


                                                                                           CLASS E
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                             --------------------------------------------------------------------
              U.S. GOVERNMENT SECURITIES FUND                  2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.........................     $8.96          $9.30          $9.16          $8.87          $9.02
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..................................       .52            .49            .52            .54            .60
  Net realized and unrealized gain (loss) on investments...      (.10)          (.34)           .14            .32           (.15)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations......................................       .42            .15            .66            .86            .45
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.............................      (.52)          (.49)          (.52)          (.54)          (.60)
  Excess distributions of net realized gains...............        --             --             --           (.03)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders........................      (.52)          (.49)          (.52)          (.57)          (.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...............................     $8.86          $8.96          $9.30          $9.16          $8.87
---------------------------------------------------------------------------------------------------------------------------------
Total return*..............................................      4.91%          1.56%          7.42%         10.07%          5.08%
Net assets end of year (000s omitted)......................  $184,520       $254,096       $285,060       $324,643       $388,006
Ratio of expenses to average daily net assets..............       .79%           .78%           .79%           .81%           .81%
Ratio of net investment income to average daily net
  assets...................................................      5.96%          5.32%          5.62%          6.08%          6.59%
Portfolio turnover rate....................................       181%            75%           118%           161%            75%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                           CLASS A                                        CLASS B
                                 -----------------------------------------------------------         ------------------
                                                     YEAR ENDED JULY 31,                             YEAR ENDED JULY 31,
                                 -----------------------------------------------------------         ------------------
U.S. GOVERNMENT SECURITIES FUND   2000         1999         1998         1997         1996            2000        1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.........................    $8.96        $9.30        $9.16        $8.87        $9.02          $8.94       $9.28
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net......      .50          .47          .50          .52          .58            .43         .40
  Net realized and unrealized
    gain (loss) on
    investments................     (.10)        (.34)         .14          .32         (.15)          (.10)       (.34)
-----------------------------------------------------------------------------------------------------------------------
Total from operations..........      .40          .13          .64          .84          .43            .33         .06
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment
    income - net...............     (.50)        (.47)        (.50)        (.52)        (.58)          (.44)       (.40)
  Excess distributions of net
    realized gains.............       --           --           --         (.03)          --             --          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to
  shareholders.................     (.50)        (.47)        (.50)        (.55)        (.58)          (.44)       (.40)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...    $8.86        $8.96        $9.30        $9.16        $8.87          $8.83       $8.94
-----------------------------------------------------------------------------------------------------------------------
Total return*..................     4.62%        1.30%        7.14%        9.77%        4.78%          3.79%        .53%
Net assets end of year (000s
  omitted).....................  $43,620      $49,274      $52,439      $59,128      $67,707         $4,264      $4,703
Ratio of expenses to average
  daily net assets.............     1.04%        1.03%        1.04%        1.06%        1.06%          1.79%       1.78%
Ratio of net investment income
  to average daily net
  assets.......................     5.71%        5.07%        5.37%        5.83%        6.34%          4.96%       4.32%
Portfolio turnover rate........      181%          75%         118%         161%          75%           181%         75%
-----------------------------------------------------------------------------------------------------------------------

-------------------------------  ---------------------------------
                                              CLASS B
                                 ---------------------------------
                                    YEAR ENDED JULY 31,
                                 -----------------------------
U.S. GOVERNMENT SECURITIES FUND   1998        1997       1996
-------------------------------  ---------------------------------
Net asset value, beginning of
  year.........................   $9.14       $8.86      $9.02
-------------------------------
Operations:
  Investment income - net......     .43         .46        .51
  Net realized and unrealized
    gain (loss) on
    investments................     .14         .31       (.15)
-------------------------------
Total from operations..........     .57         .77        .36
-------------------------------
Distributions to shareholders:
  From investment
    income - net...............    (.43)       (.47)      (.52)
  Excess distributions of net
    realized gains.............      --        (.02)        --
-------------------------------
Total distributions to
  shareholders.................    (.43)       (.49)      (.52)
-------------------------------
Net asset value, end of year...   $9.28       $9.14      $8.86
-------------------------------
Total return*..................    6.40%       8.95%      4.00%
Net assets end of year (000s
  omitted).....................  $3,161      $2,826      $2,314
Ratio of expenses to average
  daily net assets.............    1.79%       1.81%      1.81%
Ratio of net investment income
  to average daily net
  assets.......................    4.62%       5.08%      5.45%
Portfolio turnover rate........     118%        161%        75%
-------------------------------



 * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C                                              CLASS H
                                 ------------------------------------------------------         ---------------------------------
                                                  YEAR ENDED JULY 31,                                  YEAR ENDED JULY 31,
                                 ------------------------------------------------------         ---------------------------------
U.S. GOVERNMENT SECURITIES FUND   2000        1999        1998        1997        1996           2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.........................   $8.93       $9.27       $9.13       $8.85       $9.01           $8.94        $9.28        $9.14
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net......     .44         .40         .43         .46         .51             .43          .40          .43
  Net realized and unrealized
    gains (losses) on
    investments................    (.10)       (.34)        .14         .31        (.15)           (.10)        (.34)         .14
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..........     .34         .06         .57         .77         .36             .33          .06          .57
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment
    income - net...............    (.44)       (.40)       (.43)       (.47)       (.52)           (.44)        (.40)        (.43)
  Excess distributions of net
    realized gains.............      --          --          --        (.02)         --              --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to
  shareholders.................    (.44)       (.40)       (.43)       (.49)       (.52)           (.44)        (.40)        (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...   $8.83       $8.93       $9.27       $9.13       $8.85           $8.83        $8.94        $9.28
---------------------------------------------------------------------------------------------------------------------------------
Total return*..................    3.91%        .52%       6.41%       8.96%       4.00%           3.79%         .53%        6.40%
Net assets end of year (000s
  omitted).....................  $1,606      $3,071      $1,267      $1,444      $1,057          $8,345      $10,262      $10,816
Ratio of expenses to average
  daily net assets.............    1.79%       1.78%       1.79%       1.81%       1.81%           1.79%        1.78%        1.79%
Ratio of net investment income
  to average daily net
  assets.......................    4.93%       4.32%       4.62%       5.07%       5.59%           4.96%        4.32%        4.62%
Portfolio turnover rate........     181%         75%        118%        161%         75%            181%          75%         118%
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------  ------------------------
                                         CLASS H
                                 ------------------------
                                 YEAR ENDED JULY 31,
                                 --------------------
U.S. GOVERNMENT SECURITIES FUND   1997         1996
-------------------------------  ------------------------
Net asset value, beginning of
  year.........................    $8.86        $9.02
-------------------------------
Operations:
  Investment income - net......      .46          .51
  Net realized and unrealized
    gains (losses) on
    investments................      .31         (.15)
-------------------------------
Total from operations..........      .77          .36
-------------------------------
Distributions to shareholders:
  From investment
    income - net...............     (.47)        (.52)
  Excess distributions of net
    realized gains.............     (.02)          --
-------------------------------
Total distributions to
  shareholders.................     (.49)        (.52)
-------------------------------
Net asset value, end of year...    $9.14        $8.86
-------------------------------
Total return*..................     8.94%        4.00%
Net assets end of year (000s
  omitted).....................  $10,637      $10,120
Ratio of expenses to average
  daily net assets.............     1.80%        1.81%
Ratio of net investment income
  to average daily net
  assets.......................     5.08%        5.52%
Portfolio turnover rate........      161%          75%
-------------------------------



 * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

---------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A                                  CLASS B
                                                    ---------------------------------         -------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                    -----------------------------------------------------------------------------
              STRATEGIC INCOME FUND                  2000         1999         1998+           2000        1999        1998+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................    $9.14       $10.05       $10.00          $9.14       $10.05      $10.00
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................      .69          .61          .42            .62          .54         .38
  Net realized and unrealized gain (loss) on
    investments...................................     (.30)        (.89)         .05           (.30)        (.89)        .05
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................      .39         (.28)         .47            .32         (.35)        .43
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................     (.71)        (.62)        (.42)          (.64)        (.55)       (.38)
  From net realized gains on investments..........       --         (.01)          --             --         (.01)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............     (.71)        (.63)        (.42)          (.64)        (.56)       (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................    $8.82        $9.14       $10.05          $8.82        $9.14      $10.05
---------------------------------------------------------------------------------------------------------------------------------
Total return*.....................................     4.43%       (2.86%)       4.77%          3.63%       (3.58%)      4.31%
Net assets end of year (000s omitted).............  $23,087      $22,207      $22,422           $806         $815        $398
Ratio of expenses to average daily net assets
  (a).............................................     1.10%        1.10%        1.10%**        1.85%        1.85%       1.85%**
Ratio of net investment income to average daily
  net assets (a)..................................     7.71%        6.38%        6.22%**        6.96%        5.63%       5.73%**
Portfolio turnover rate...........................       67%          79%         136%            67%          79%        136%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS C                                CLASS H
                                                        ------------------------------         ------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                        -------------------------------------------------------------------------
                STRATEGIC INCOME FUND                    2000        1999       1998+           2000        1999       1998+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $9.15      $10.05      $10.00          $9.14      $10.05      $10.00
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.............................     .62         .55         .38            .62         .54         .38
  Net realized and unrealized gain (loss) on
    investments.......................................    (.30)       (.89)        .05           (.30)       (.89)        .05
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.................................     .32        (.34)        .43            .32        (.35)        .43
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net........................    (.64)       (.55)       (.38)          (.64)       (.55)       (.38)
  From net realized gains on investments..............      --        (.01)         --             --        (.01)         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...................    (.64)       (.56)       (.38)          (.64)       (.56)       (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..........................   $8.83       $9.15      $10.05          $8.82       $9.14      $10.05
---------------------------------------------------------------------------------------------------------------------------------
Total return*.........................................    3.63%      (3.49%)      4.35%          3.63%      (3.58%)      4.35%
Net assets end of year (000s omitted).................    $190        $219        $194           $810        $751        $355
Ratio of expenses to average daily net assets (a).....    1.85%       1.85%       1.85%**        1.85%       1.85%       1.85%**
Ratio of net investment income to average daily net
  assets (a)..........................................    6.96%       5.63%       5.73%**        6.96%       5.63%       5.73%**
Portfolio turnover rate...............................      67%         79%        136%            67%         79%        136%
---------------------------------------------------------------------------------------------------------------------------------


 * These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 ** Annualized.
 + For the period December 1, 1997 (commencement of operations) to July 31,
   1998.

(a) Advisers has voluntarily undertaken to limit annual expenses for the Strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.10% of average daily net assets for Class A and 1.85% for Classes B, C, and H. For the periods presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been as follows:



                                      RATIO OF EXPENSES               RATIO OF NET INVESTMENT INCOME
                                ------------------------------        ------------------------------
                                     YEAR ENDED JULY 31,                   YEAR ENDED JULY 31,
                                ------------------------------        ------------------------------
                                2000         1999         1998        2000         1999         1998
                                ----         ----         ----        ----         ----         ----
Class A.......................  1.34%        1.44%        1.39%       7.47%        6.04%        5.93%
Class B, C, H.................  2.09%        2.19%        2.14%       6.72%        5.29%        5.44%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                                                                                                  YEAR, ENDED
                                                                  YEAR ENDED JULY 31,                             OCTOBER 31,
                                            ----------------------------------------------------------------      -----------
HIGH YIELD PORTFOLIO                          2000          1999          1998          1997         1996++          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........     $6.67         $7.41         $7.83         $7.56         $7.61          $7.90
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.................       .60           .59           .73           .76           .56            .86
  Net realized and unrealized gain (loss)
    on investments........................      (.64)         (.72)         (.40)          .28          (.04)          (.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.....................      (.04)         (.13)          .33          1.04          (.52)           .61
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net............      (.57)         (.61)         (.75)         (.75)         (.55)          (.86)
  Excess distributions of net realized
    gains.................................        --            --            --          (.02)         (.02)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.......      (.57)         (.61)         (.75)         (.77)         (.57)          (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..............     $6.06         $6.67         $7.41         $7.83         $7.56          $7.61
---------------------------------------------------------------------------------------------------------------------------------
Total return*.............................      (.57%)       (1.76%)        4.31%        14.51%         6.98%          8.07%
Net assets at end of year (000's
  omitted)................................   $82,279      $106,921      $113,549      $123,115      $109,401       $113,268
Ratio of expenses to average daily net
  assets..................................      1.17%         1.16%         1.17%         1.19%         1.21%**        1.25%
Ratio of net investment income to average
  daily net assets........................      9.32%         8.54%         9.46%         9.84%         9.87%**       10.61%
Portfolio turnover rate...................        67%           46%          214%          331%          146%           101%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                                                             YEAR ENDED JULY 31,
                                            -------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                          2000          1999          1998          1997         1996++          1995+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........     $6.67         $7.41         $7.83         $7.56         $7.60          $7.87
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.................       .56           .54           .68           .71           .53            .78
  Net realized and unrealized gain (loss)
    on investments........................      (.64)         (.72)         (.40)          .28          (.04)          (.23)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.....................      (.08)         (.18)          .28           .99           .49            .55
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net............      (.53)         (.56)         (.70)         (.70)         (.51)          (.78)
  Excess distributions of net realized
    gains.................................        --            --            --          (.02)         (.02)          (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.......      (.53)         (.56)         (.70)         (.72)         (.53)          (.82)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..............     $6.06         $6.67         $7.41         $7.83         $7.56          $7.60
---------------------------------------------------------------------------------------------------------------------------------
Total return*.............................     (1.29%)       (2.44%)        3.67%        13.80%         6.62%          7.25%
Net assets at end of year (000's
  omitted)................................   $15,279       $22,814       $28,935       $20,388       $12,067         $7,530
Ratio of expenses to average daily net
  assets..................................      1.82%         1.81%         1.82%         1.83%         1.86%**        1.90%**
Ratio of net investment income to average
  daily net assets........................      8.66%         7.90%         8.81%         9.24%         9.20%**        9.66%**
Portfolio turnover rate...................        67%           46%          214%          331%          146%           101%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                             YEAR ENDED JULY 31,
                                            -------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                          2000          1999          1998          1997         1996++          1995+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........     $6.66         $7.40         $7.82         $7.55         $7.59          $7.87
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.................       .56           .54           .68           .71           .53            .78
  Net realized and unrealized gain (loss)
    on investments........................      (.64)         (.72)         (.40)          .28          (.04)          (.24)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.....................      (.08)         (.18)          .28           .99           .49            .54
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net............      (.53)         (.56)         (.70)         (.70)         (.51)          (.78)
  Excess distributions of net realized
    gains.................................        --            --            --          (.02)         (.02)          (.04)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.......      (.53)         (.56)         (.70)         (.72)         (.53)          (.82)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..............     $6.05         $6.66         $7.40         $7.82         $7.55          $7.59
---------------------------------------------------------------------------------------------------------------------------------
Total return*.............................     (1.29%)       (2.44%)        3.67%        13.82%         6.63%          7.12%
Net assets at end of year (000's
  omitted)................................    $4,224        $6,051        $8,641        $7,037        $3,378         $2,180
Ratio of expenses to average daily net
  assets..................................      1.82%         1.81%         1.82%         1.83%         1.86%**        1.90%**
Ratio of net investment income to average
  daily net assets........................      8.66%         7.90%         8.81%         9.26%         9.21%**        9.83%**
Portfolio turnover rate...................        67%           46%          214%          331%          146%           101%
---------------------------------------------------------------------------------------------------------------------------------


 * These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
 + For the period from November 14, 1994 (commencement of operations) to October
   31, 1995.
++ For the nine-month period ended July 31, 1996. Effective July 31, 1996, the
   Fund changed its fiscal year-end to July 31 (previously October 31).

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS H
                                                     ----------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                     ----------------------------------------------------------------------------
               HIGH YIELD PORTFOLIO                   2000         1999         1998         1997        1996++        1995+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................    $6.66        $7.40        $7.82        $7.55        $7.60        $7.87
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..........................      .57          .54          .68          .71          .52          .78
  Net realized and unrealized gain (loss) on
    investments....................................     (.64)        (.72)        (.40)         .28         (.04)        (.23)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..............................     (.07)        (.18)         .28          .99          .48          .55
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.....................     (.53)        (.56)        (.70)        (.70)        (.51)        (.78)
  Excess distributions of net realized gains.......       --           --           --         (.02)        (.02)        (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders................     (.53)        (.56)        (.70)        (.72)        (.53)        (.82)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.......................    $6.06        $6.66        $7.40        $7.82        $7.55        $7.60
---------------------------------------------------------------------------------------------------------------------------------
Total return*......................................    (1.13%)      (2.44%)       3.67%       13.82%        6.48%        7.25%
Net assets at end of year (000s omitted)...........  $36,161      $56,420      $72,415      $63,789      $39,133      $23,862
Ratio of expenses to average daily net assets......     1.82%        1.81%        1.82%        1.83%        1.86%**      1.90%**
Ratio of net investment income to average daily net
  assets...........................................     8.66%        7.90%        8.81%        9.23%        9.21%**      9.81%**
Portfolio turnover rate............................       67%          46%         214%         331%         146%         101%
---------------------------------------------------------------------------------------------------------------------------------


 * These are the Fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
 ** Annualized.
 + For the period from November 14, 1994 (commencement of operations) to October
   31, 1995.
++ For the nine-month period ended July 31, 1996. Effective July 31, 1996, the
   Fund changed its fiscal year-end to July 31 (previously October 31).

                 (This page has been left blank intentionally.)

                                                                   [FORTIS LOGO]

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 64284 St Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com

ACCOUNT APPLICATION: Complete this application to open a new Fortis account or to add services to an existing Fortis account. DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(b) OR FORTIS MONEY FUND ACCOUNT. If you have questions, please call your investment professional or Fortis customer service at (800) 800-2000, extension 3012. Please complete all sections, as submission of an incomplete application may cause processing delays.

Mail to: FORTIS MUTUAL FUNDS, P.O. Box 9140, Minneapolis, MN 55480-9140

1. ACCOUNT INFORMATION
Please provide the information requested below:

[ ] INDIVIDUAL: Please print your name, social security number, U.S. citizen status.

[ ] JOINT TENANT: List all names, one social security number, one U.S. citizen status. (When one joint tenant dies, the other takes full ownership.

[ ] UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (only one) and minor, minor's social security number, minor's U.S. citizen status and birthdate of minor.

[ ] TRUST: List trustee and trust title, including trust date, trust's taxpayer
    ID number and include a photocopy of the first and last page of the trust agreement.

[ ] CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, taxpayer ID number. Also include a photocopy of articles of incorporation, partnership agreements, etc.

[ ] FORTIS KEY PLAN: Include social security number.

[ ] QUALIFIED PLAN: For pooled 401(k) plans, trusts and pensions, include name of plan, trustee, and plan's taxpayer ID number. (Do not use this application for a Fortis IRA).

[ ] OTHER______________________________________________________________________

Please print

_______________________________________________________________________________
Owner - individual, first joint tenant, custodian, trustee

_______________________________________________________________________________
Owner - second joint tenant, minor, trust name

_______________________________________________________________________________
Additional information, if needed

________________________________________________________________________________
Street address

______________________________________________  ______________   _______________
City                                            State            Zip

__________________________________________      ________________________________
Social security number                          Joint tenant social security
(taxpayer ID)                                   number (taxpayer ID)

_(_______)________________________________      _(________)_____________________
Daytime telephone number                        Date of birth
                                               (Uniform gift/transfer to minors)

Date of trust (if applicable)__________________________________________________
Are you a U.S. citizen? [ ] yes  [ ] no

If no, country of permanent residence___________________________________________

2. INVESTMENT ACCOUNT

A. PHONE ORDERS
Was order previously phoned in? [ ] yes [ ] no

If yes, date________________/_______/__________

Confirmation no.__________________________ Account no.__________________________
For phone orders, check must be made payable to Fortis investors.

B. MAIL-IN ORDERS
Check enclosed for $______________ (PAYABLE TO FORTIS FUNDS)

                                                         MUST INCLUDE CLASS

1)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

2)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

4)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

5)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3. TRANSFER ON DEATH

Please indicate the primary beneficiary with "PB" after the beneficiary(ies) name(s). Indicate contingent beneficiary with "CB". Indicate lineal descendant per stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES)

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number



95749 (c) Fortis, Inc. 11/00

ACCOUNT APPLICATION continued

4. EXEMPTION FROM SALES CHARGE
CHECK IF APPLICABLE (for net asset value purchases):

[ ] I am a member of one of the categories of persons listed under "Exemptions from sales charge" in the prospectus. I qualify for exemption from the sales charge because ____________ .

[ ] I was, within the past 60 days, the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check or copy of the redemption confirmation/surrender form.

5. DISTRIBUTION OPTIONS

If no option is selected, all distributions will be reinvested in the same Fortis funds(s) selected above. Please note that distributions can only be reinvested in the same class.

[ ] Reinvest dividends and capital gains

[ ] Dividends in cash and reinvest capital gains
    (See Section 6 for payment options.)

[ ] Dividends and capital gains in cash
    (See Section 6 for payment options.)

[ ] Distributions into another Fortis fund
    (must be same class).

______________________       _____________________
     Fund name                Fund/account number
                             (if existing account)

6. WITHDRAWAL OPTIONS

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax advisor before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis __________ Fund, account number ______ in the amount of $_______.

Effective withdrawal date      /     /
                         ____________________

FREQUENCY:  [ ] monthly [ ] quarterly [ ] semiannually [ ] annually

Please forward the payment to:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked. Signature guarantee is required to send to any place other than address of record.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

C. TELEPHONE OPTIONS

1. TELEPHONE EXCHANGE All exchanges must be into accounts that have the identical registration-ownership. All authorized signatures listed is
   Section 13 (or your registered representative with shareholder consent) can make telephone transfers.

2. TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS) If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 13 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT: [ ] Checking  [ ] Savings

__________________________________________
Bank name
__________________________________________
Address
_____________________ ___________ ________
City                  State       Zip
__________________________________________
Name of bank account

__________________________________________
Bank account number

__________________________________________
Bank transit number

__________________________________________

(     )
__________________________________________
Bank phone number

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT.

95749 (C) Fortis, Inc. 11/00         Continued

ACCOUNT APPLICATION continued

7. REDUCED FRONT-END SALES CHARGES
A. RIGHT OF ACCUMULATION

[ ] I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number


B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ______________ (not more than 90 days prior to this application). In understand that an additional sales charge must be paid if I do not complete my purchase.

8. PRIVILEGED ACCOUNT SERVICE
Fortis' Privileged Account Service(R) systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the same class.

Frequency:  [ ] quarterly  [ ] semiannually  [ ] annually

---------------------------------------------------------
         Fund selected                Percentage
          (up to five)              (whole percent)

1)_________________________    _________________________

2)_________________________    _________________________

3)_________________________    _________________________

4)_________________________    _________________________

5)_________________________    _________________________

----------------------------------------------------------

9. SYSTEMATIC EXCHANGE PROGRAM
Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000 into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be made within the same class. See prospectus for details.

                                                     /         /
-------------------------------------    ----------------------------------
Fund from which shares will              Effective date
be exchanged

Fund(s) to receive investment(s):

---------------------------------------------------------------------------
                Fund                      Amount to invest monthly
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

10. SYSTEMATIC INVESTMENT PLAN  [ ] yes  [ ] no
These plans may be established with automatic withdrawals of $25 or more each month.

Complete the Automated Clearing House (ACH) authorization agreement form in the prospectus and attach a voided check from your bank checking account.

11. OTHER SPECIAL INSTRUCTIONS

----------------------------------------------------------------------------

----------------------------------------------------------------------------

12. DEALER/REPRESENTATIVE INFORMATION

----------------------------------------------------------------------------
Representative's name - please print

----------------------------------------------------------------------------
Name of broker/dealer

----------------------------------------------------------------------------
Branch office address

----------------------------------------------------------------------------
Representative's signature

                                (          )
----------------------------------------------------------------------------
Representative's number         Representative's phone number

----------------------------------------------------------------------------
Authorize signature of broker/dealer

13. SIGNATURE AND CERTIFICATION
I/We have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am/We are of legal age and legal capacity.

I/We understand that this application is subject to acceptance by Fortis Investors, Inc.

I/We certify, under penalties of perjury, that:

(1) The social security number or taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

If you are not signing as an individual, state your title or capacity (include appropriate documents verifying your capacity).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding

Authorized signature(s)

                                               /         /
-----------------------------------------------------------------------
Owner, custodian, trustee                Date

                                               /         /
-----------------------------------------------------------------------
Joint owner, trust                       Date



95749 (C) Fortis, Inc. 11/00

                 (This page has been left blank intentionally.)

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 84284 St Paul, MN 55164-0284 (800) 800-2000
http:/www.ffg.us.fortis.com                                    [FORTIS LOGO]

FORTIS INVESTORS ACCOUNT FORM     [ ]  New Client   [ ] Existing client - update

REGISTERED REPRESENTATIVES OF FORTIS INVESTORS MUST COMPLETE THIS FORM WHEN OPENING A NEW ACCOUNT OR WHEN UPDATING INFORMATION FOR AN EXISTING ACCOUNT. PLEASE PROVIDE ALL REQUESTED INFORMATION TO AVOID PROCESSING DELAYS. RETURN THIS FORM ALONG WITH THE PRODUCT APPLICATION.

[ ] Joint account registrations - Include names of both account holders.
[ ] UGMA/UTMA custodial accounts - Indicate name of custodian and minor.
    Remaining questions apply to custodian.
[ ] Trust accounts - Indicate name and date of trust and trustee(s)
[ ] Corporate accounts - Indicate name of corporation and tax identification number.

Please print:

_______________________________  _____________________________  _____________
Owner - individual, first joint Social security/tax ID number Date of Birth tenant, custodian, trustee

_______________________________  _____________________________  _____________
Owner - individual, second       Social security/tax ID number  Date of Birth
joint tenant, custodian, trustee

________________________________________ _________________  _________________
Address                                  Home phone number  Work phone number

______________________________________________  ______________   ____________
City                                            State            Zip

Are you a U.S. citizen?  [ ] yes   [ ] no -- If no, please indicate permanent
                                             residence:______________________
                                                              country
Are you associated with a NASD member firm? [ ] yes   [ ] no

Are you an officer, director, or 10% shareholder of any
public company?  [ ] yes   [ ] no

Will anyone else have authority over this account through a power-of-attorney?
[ ] yes   [ ] no

If yes, what type of power-of-attorney?
[ ] full   [ ] limited   Date executed:_______________________________________

INITIAL TRANSACTION INFORMATION:

[ ] Mutual fund(s) -- describe:________________________________________________

[ ] Annuity contract -- describe:______________________________________________

[ ] Variable universal life contract -- describe:______________________________

[ ] Other -- describe:_________________________________________________________

Initial transaction amount $_______ Total annual planned contribution $________

Source of funds:  [ ] discretionary income   [ ] savings   [ ] retirement plan

[ ] other -- describe:__________________________________________________________

Replacement of previous investment? [ ] yes [ ] no -- If yes, Fortis requires a CLIENT REPLACEMENT DISCLOSURE LETTER (99134).

95899 (c) Fortis, Inc. 11/00

FORTIS INVESTORS ACCOUNT FORM continued

NASD RULE 2310 REQUIREMENTS

All information must be provided. Fortis Investors is required to collect this information to comply with NASD and state regulations. Your responses will be treated as confidential client information.

INVESTMENT OBJECTIVE -- select the one that best describes your goal:

[ ] Growth -- long-term capital appreciation

[ ] Income --cash generating

[ ] Total return -- blend of capital appreciation, dividends and interest

RISK TOLERANCE:

[ ] conservative  [ ] moderate [ ] aggressive

INVESTMENT EXPERIENCE --  YEARS: ______

FINANCIAL PROFILE

Occupation: _______________________ Employer: ________________________

Years employed:____________________

____________________________________
ESTIMATED TOTAL ANNUAL INCOME

[ ] combined   [ ] joint

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED NET WORTH
Exclusive of family residence

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED FEDERAL TAX BRACKET


        _________%

ESTIMATED STATE TAX BRACKET

        _________%

____________________________________

CURRENT ASSETS AS OF     /   /
                     _______________


   TYPE                     INSTITUTION             START          ACCOUNT        SOURCE         CONTRIBUTION
OF PRODUCT                   WHERE HELD              DATE            VALUE        OF FUNDS          SCHEDULE


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________

I HAVE RECEIVED AND READ THE APPROPRIATE PROSPECTUS FOR THE PRODUCT I AM PURCHASING. I AM OF LEGAL AGE AND CAPACITY. I HAVE PROVIDED THIS INFORMATION TO FORTIS INVESTORS, INC.

                                  /  /                                   /  /
_____________________________  __________ __________________________  __________
Client signature                  Date      Client Signature            Date

Remarks: _______________________________________________________________________

________________________________________________________________________________

[ ] If this is an application for an annuity to be a part of a qualified plan, I have reviewed the contents of the Choosing a Qualified Plan Investment brochure (#100800) with the applicant and have left a copy of the brochure with the applicant.

                                  /  /      (   )
___________________________  __________ ____________________  __________________
Registered representative         Date    Rep phone number       Rep code number

                                                                     /  /
____________________________________________________________  __________________
Registered principal -- Fortis Investors, Inc.                 Date


95899 (C) Fortis, Inc, 11/00

                                 [FORTIS LOGO]

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc. (fund management since 1949)

Fortis Investors, Inc. (principal underwriter, member NASD, SIPC)

Fortis Benefits Insurance Company & Fortis Insurance Company

P.O. Box 64284 St. Paul, MN 55164-0284 (800) 800-2000

http://www.ffg.us.fortis.com
FORTIS MUTUAL FUND
AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT
Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account.
For personal service, please call your investment professional or Fortis at
(800) 800-2000, extension 3012.
For investment options, complete sections 1, 2, 3. For withdrawal, complete sections 1, 2, 4, 5.


      1  FORTIS ACCOUNT INFORMATION

ACCOUNT REGISTRATION:

------------------------------------------------------------------
OWNER (INDIVIDUAL, FIRST JOINT TENANT, CUSTODIAN, TRUSTEE)

------------------------------------------------------------------
OWNER (SECOND JOINT TENANT, MINOR, TRUST NAME)

------------------------------------------------------------------
ADDITIONAL INFORMATION, IF NEEDED

------------------------------------------------------------------
STREET ADDRESS

------------------------------------------------------------------
CITY                                     STATE            ZIP

--------------------------------                --------------------------------
SOCIAL SECURITY NUMBER (TAXPAYER I.D.)        DAYTIME PHONE


      2  BANK/FINANCIAL INSTITUTION INFORMATION

Plan type:        [ ] NEW PLAN             [ ] BANK CHANGE
Account type:     [ ] CHECKING             [ ] SAVINGS
                  (MUST ATTACH A VOIDED    (MUST ATTACH A DEPOSIT
                  CHECK)                   SLIP)

------------------------------------------------------------------
Transit number

------------------------------------------------------------------
Bank account number

------------------------------------------------------------------
Account owner(s) (please print)

------------------------------------------------------------------
Depositor's daytime phone

Clearly print the bank/financial institution's name and address below:

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
SIGNATURE OF DEPOSITOR                                          DATE

------------------------------------------------------------------
SIGNATURE OF JOINT-DEPOSITOR                                    DATE


      3  INVESTMENT OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO OBTAIN PAYMENT OF SUMS BECOMING DUE THE COMPANY BY CHARGING MY ACCOUNT IN THE FORM OF ELECTRONIC DEBIT ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION NAMED TO ACCEPT, HONOR AND CHARGE THOSE ENTRIES TO MY ACCOUNT. PLEASE ALLOW 30 DAYS FOR COLLECTED FUNDS TO BE AVAILABLE IN YOUR FORTIS ACCOUNT.


A.   [ ]  INVEST BY FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $150,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR DEPOSITS INTO
          FORTIS FUNDS. TRANSACTIONS AFTER 3:00 P.M. (CST) WILL BE
          PROCESSED THE FOLLOWING BUSINESS DAY. *NOT AVAILABLE ON
          CERTAIN TAX-QUALIFIED ACCOUNTS INCLUDING SEP, SARSEP AND KEY
          PLANS.
B.   [ ]  SYSTEMATIC INVESTMENT PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING DRAFT DATE:
          ---------------------------------------
          ACCOUNT NUMBER: ------------------------------------------


                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------


      4  WITHDRAWAL OPTION(S)

I REQUEST FORTIS FINANCIAL GROUP (FFG) TO PAY SUMS DUE ME BY CREDITING MY BANK ACCOUNT IN THE FORM OF ELECTRONIC ENTRIES. I REQUEST AND AUTHORIZE THE FINANCIAL INSTITUTION TO ACCEPT, HONOR AND CREDIT THOSE ENTRIES TO MY ACCOUNT. WITHDRAWAL FROM FORTIS FUND(S) REQUIRES ACCOUNT OWNER(S) SIGNATURE(S) -- SEE SECTION 5

(PLEASE CONSULT YOUR FINANCIAL OR TAX ADVISER BEFORE ELECTING A SYSTEMATIC WITHDRAWAL PLAN. FOR TAX QUALIFIED ACCOUNTS, ADDITIONAL FORMS ARE REQUIRED FOR DISTRIBUTION.)


A.   [ ]  CASH DIVIDENDS
B.   [ ]  REDEEM VIA FORTIS INFORMATION LINE AND BY FORTIS INTERNET
          WEBSITE (MINIMUM $25, MAXIMUM $25,000)
          PLEASE ALLOW UP TO FOUR BUSINESS DAYS FOR WITHDRAWAL TO
          CREDIT YOUR BANK ACCOUNT. TRANSACTIONS AFTER 3:00 P.M. (CST)
          WILL BE PROCESSED THE FOLLOWING BUSINESS DAY.
          *NOT AVAILABLE ON TAX QUALIFIED ACCOUNTS SUCH AS IRA, SEP,
          SARSEP AND KEY PLANS.
C.   [ ]  SYSTEMATIC WITHDRAWAL PLAN:     [ ] NEW PLAN     [ ] CHANGE
          PLAN
          BEGINNING WITHDRAWAL DATE: ---------------------------------
          ACCOUNT NUMBER: ------------------------------------------


                                        CLASS              AMOUNT
               FUND                    A B C H     $25.00 PER FUND MINIMUM
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------
                                      [ ] N N N
---------------------------------                  --------------------


      5  SIGNATURES

EACH PERSON SIGNING ON BEHALF OF ANY ENTITY REPRESENTS THAT HIS OR HER ACTIONS ARE AUTHORIZED. IT IS AGREED THAT ALL FORTIS FUNDS, FORTIS INVESTORS, FORTIS ADVISERS AND THEIR OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, DAMAGE OR EXPENSE FOR RELYING UPON THIS APPLICATION OR ANY INSTRUCTION BELIEVED GENUINE.

THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I NOTIFY FFG. I HEREBY TERMINATE ANY PRIOR AUTHORIZATION OF FFG TO INITIATE CHARGES TO THIS ACCOUNT. I UNDERSTAND THAT ANY RETURNED ITEM OR REDEMPTION OF THE ENTIRE ACCOUNT MAY RESULT IN TERMINATION OF MY AUTOMATED CLEARING HOUSE AGREEMENT. THIS AUTHORIZATION WILL BECOME EFFECTIVE UPON ACCEPTANCE BY FFG AT ITS HOME OFFICE.

AUTHORIZED SIGNATURE(S)

X
------------------------------------------------------------------
  OWNER, CUSTODIAN, TRUSTEE                                 DATE

X
------------------------------------------------------------------
  JOINT OWNER, TRUSTEE                                      DATE

THE FORTIS LOGO AND FORTIS(SM) ARE SERVICEMARKS OF FORTIS (NL)N.V. AND FORTIS
(B)


98049 (12/00)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

[FORTIS(SM) LOGO]

FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, Minnesota 55164-0284
                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                Permit No, 3794
                                Minneapolis, MN

Prospectus

December 1, 2000


- Fortis U.S. Government Securities Fund

- Fortis Strategic
  Income Fund

- Fortis High Yield Portfolio

SEC file numbers: 811-05355, 811-02341

[FORTIS(SM) LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com


98301 (C)Fortis 12/00

More information about the Funds is available in the Funds' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

You can obtain a free copy of the Funds' SAI and/or free copies of the Funds' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Funds is available on the Internet. Text-only versions of the Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

   The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL)N.V. and Fortis
                                                                            (B).

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 2000

                     FORTIS U.S. GOVERNMENT SECURITIES FUND
                          FORTIS STRATEGIC INCOME FUND
                 EACH A SERIES OF FORTIS INCOME PORTFOLIOS, INC.

                                       AND

                              HIGH YIELD PORTFOLIO
                  A SERIES OF FORTIS ADVANTAGE PORTFOLIOS, INC.


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read together with, a prospectus for U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio (the "Funds") dated December 1, 2000. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors"), P.O. Box 64284, St. Paul, Minnesota 55164.
Telephone: (651) 738-4000. Toll Free: (800) 800-2000.

                                TABLE OF CONTENTS

                                                                         PAGE

Fund History                                                                1

Description of the Funds                                                    1

Investment Strategies and Risk Considerations                               1

Investment Restrictions                                                    28

Management of the Funds                                                    34

Principal Holders of Securities                                            39

Investment Advisory and Other Services                                     39

Brokerage Allocation and Other Practices                                   43

Capital Stock                                                              46

Pricing of Shares                                                          46

Purchase of Shares                                                         49

Redemption of Shares                                                       52

Taxation                                                                   53

Underwriter and Distribution of Shares                                     55

Performance Information                                                    56

Financial Statements                                                       59

Other Service Providers                                                    59

Limitation of Director Liability                                           59

Additional Information                                                     60

Appendix A
         Description of Futures, Options and Forward Contracts             61
Appendix B
         Corporate Bond and Commercial Paper Ratings                       66

                                  FUND HISTORY

         Fortis U.S. Government Securities Fund and Fortis Strategic Income Fund are portfolios of Fortis Income Portfolios, Inc. ("Fortis Income") which was incorporated in Minnesota in 1972. U.S. Government Securities Fund commenced operations on February 28, 1973 and Strategic Income Fund commenced operations on December 1, 1997. High Yield Portfolio is a portfolio of Fortis Advantage Portfolios, Inc. ("Fortis Advantage") which was incorporated in Minnesota in 1987. High Yield Portfolio commenced operations on January 4, 1988.

                            DESCRIPTION OF THE FUNDS

         Fortis Income and Fortis Advantage are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as open-end diversified management investment companies. Fortis Income currently consists of two separate investment portfolios and Fortis Advantage currently has three investment portfolios (one of which is contained in this Statement of Additional Information). Each Fund operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

         At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

    Fortis Income and Fortis Advantage may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of their common stock.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

         This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

U.S. GOVERNMENT SECURITIES FUND

         The Fund will invest at least 65% of its total assets in securities issued, guaranteed, insured or collateralized by the U.S. Government, its agencies or instrumentalities (whether or not backed by the full faith and credit of the U.S. Government). The Fund may invest a significant portion of these assets in mortgage-backed securities issued by U.S. government agencies, including agency-backed collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. The Fund will invest in these types of securities that are not backed by the full faith and credit of the U.S. Treasury when, in the opinion of Advisers, the credit risk with respect to the issuer does not make the securities unsuitable investments for the Fund.

          Up to 35% of the Fund's total assets may consist of:

         (1) Marketable non-convertible debt securities which are rated at the time of purchase within the three highest grades assigned by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or comparably rated by another nationally recognized rating agency. See Appendix B for a discussion of S&P and Moody's ratings;

         (2) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof (such securities not to exceed 25% of the Fund's total assets);

         (3) Obligations of, or guaranteed by, U.S. banks, which obligations, although not rated as a matter of policy by either Moody's or S&P, are considered by Advisers to have investment quality comparable to securities which may be purchased under item (1) above (such securities not to exceed 25% of the Fund's total assets);

         (4) Commercial paper obligations rated Prime-1 by Moody's or A-1 by S&P, or comparably rated by another nationally recognized rating agency; and

         (5) Cash, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high-quality short-term interest bearing debt securities not discussed above.

         The Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities if these securities fall within the investment restrictions for marketable, non-convertible debt securities set forth above.

         For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

         The Fund may (i) invest in short-term money market instruments; (ii) invest in certificates of deposit; (iii) purchase commercial paper backed by letters of credit; (iv) invest in extendible notes; (v) invest in floating and variable rate instruments; (vi) purchase municipal securities; (vii) purchase accrual bonds; (viii) purchase securities of other investment companies; (ix) purchase securities on a "when-issued" or delayed delivery basis; (x) enter into dollar roll transactions; (xi) enter into repurchase agreements; (xii) purchase illiquid securities; (xiii) sell securities short against the box; (xiv) lend its securities; (xv) borrow money for temporary or emergency purposes; and (xvi) utilize short-term trading techniques. For more information about these investment strategies, restrictions on their use and certain associated risks see the related headings under "More Information on Certain Investments and Investment Strategies."

STRATEGIC INCOME FUND

         Under normal circumstances the Fund will invest at least 65% (exclusive of collateral in connection with securities lending) of its total assets in three sectors: (1) U.S. Government securities, (2) investment and non-investment grade fixed income securities issued by foreign governments and companies, and
(3) non-investment grade fixed income securities issued by U.S. issuers. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed-income securities (including, but not limited to, the types of securities as described above in "Investment Strategies and Risk Considerations--U.S. Government Securities Fund"), municipal securities, convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, other equity securities and other investment instruments as described in "More Information on Certain Investments and Investment Strategies" when these types of investments are consistent with the Fund's investment objectives.

         The Fund will not invest 25% or more of its total assets in government securities of any single foreign country. The Fund has no restrictions on the countries in which it may invest and there are no limitations on the maturity of a security or the capitalization of the issuers of the foreign fixed-income securities in which it invests.

         The Fund may buy or sell foreign currencies and foreign currency forward contracts to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse currency exchange rate changes, there is a risk of loss if the Fund's investment adviser, Fortis Advisers, Inc. ("Advisers"), fails to predict currency exchange movements correctly. See "More Information on Certain Investments and Investment Strategies."

         The Fund may invest in high yield (non-investment grade) and unrated fixed income securities. High yield securities are rated lower than BBB+ by Standard & Poor's Ratings Services ("S&P") or lower than Baa (3) by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency. The prices and yields of non-investment grade securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

         The Fund may invest without limitation in securities rated as low as Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative and may be in default. For a description of ratings assigned by both Moody's and S&P, see Appendix B.

         In considering high yield, fixed income investments for the Fund, Advisers will attempt to identify high yielding securities of issuers whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest and dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies or governments.

         The Fund may invest up to 33 1/3% of its total assets in repurchase agreements, variable amount master demand notes, securities issued on a when-issued or delayed delivery basis, and forward commitment transactions. In addition, the Fund may also invest in CMOs, multi-class pass-through securities and other investment companies; and may lend up to 33 1/3% of its total assets in connection with securities lending transactions.

         For more information on the types of securities in which the Fund may invest, investment strategies it may utilize, restrictions on their use and certain associated risks see "More Information on Certain Investments and Investment Strategies."

HIGH YIELD PORTFOLIO

         Under normal circumstances, High Yield Portfolio will be at least 65% (exclusive of collateral in connection with securities lending) invested in non-investment grade fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents or invested in investment grade fixed income instruments (including the types of securities in which the U.S. Government Securities Fund can invest) or invested in convertible securities, options on debt securities, interest rate futures contracts and options thereon, common and preferred stocks, and other equity securities when these types of investments are consistent with the Fund's investment objective of high current income.

         The higher yields that the Fund seeks are usually available from non-investment grade securities and unrated securities of similar quality. This is an aggressive approach to income investing and is subject to greater risk than investing in investment grade securities. The prices and yields of non-investment grade securities generally fluctuate more than investment grade securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates. Investors should carefully consider their ability to assume the risks involved before making an investment in the High Yield Portfolio.

         The Fund may invest without limitation in securities rated as low as Caa as determined by Moody's and CCC as determined by S&P, or comparably rated by another nationally recognized rating agency. In addition, up to 10% of the Fund's total assets may be invested in "non-performing" securities rated lower than these categories. Securities in the Caa/CCC rating categories are considered to be of poor standing and are predominantly speculative. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Additionally, investments in securities rated Caa or CCC involve significant risk exposure to adverse conditions. Such securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. "Non-performing" securities are highly speculative and may be in default. For a description of ratings assigned by both Moody's and S&P, see Appendix B.

         In considering investments for High Yield Portfolio, Advisers will attempt to identify high-yielding securities of issuer companies whose financial condition has improved or is expected to improve in the future. Advisers will not rely exclusively on ratings assigned by Moody's and S&P in this process, but, in appropriate circumstances, may perform its own credit analysis as well. Advisers' analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer companies.

         As discussed in "More Information on Certain Investments and Investment Strategies," High Yield Portfolio may invest in CMOs, multi-class pass-through securities, repurchase agreements, variable amount master demand notes and up to 25% of its total assets in foreign securities.

         For more information on the types of securities in which the Fund may invest, investment strategies it may utilize, restrictions on their use and certain associated risks see "More Information on Certain Investments and Investment Strategies."

MORE INFORMATION ON CERTAIN INVESTMENTS AND INVESTMENT STRATEGIES

         COMMON AND PREFERRED STOCKS. Strategic Income Fund and High Yield Portfolio may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

         CONVERTIBLE SECURITIES. Strategic Income Fund and High Yield Portfolio may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

         WARRANTS OR RIGHTS. Warrants or rights may be acquired by Strategic Income Fund and High Yield Portfolio in connection with other securities or separately. A warrant is essentially a long-term (in excess of one year) option that conveys to the holder the privilege of buying a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years). It is typically attached to a bond or preferred stock issue, with the intent to lower the cost of capital for the issuing firm or make an issue more attractive to investors.

         SHORT-TERM MONEY MARKET INSTRUMENTS. Each Fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Fund may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by Advisers to be of comparable quality and (iv) repurchase agreements relating to the foregoing; provided that U.S. Government Securities Fund may not invest in securities of foreign issuers, except that it may invest in marketable securities of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Each Fund may invest in certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of Advisers, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

         EXTENDIBLE NOTES. Each Fund is permitted to invest up to 25% of the value of its total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

         Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. If such extendible notes provide for an optional maturity date of 397 days or less, however, then such notes are deemed by the Funds to have been issued for the shorter optional maturity date. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturities of the Funds.

         An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Fund buying them.

         The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by the Funds in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Funds with respect to other forms of investment. The creditworthiness of such issuers is also monitored by Advisers.

         FLOATING AND VARIABLE RATE INSTRUMENTS. Some of the debt obligations that the Funds may purchase have floating or variable rates of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Advisers monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a sub-custodian agreement approved by the Fund between the bank and the Fund's custodian.

         The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in a variety of securities issued or guaranteed by the U.S. Government, which differ in their interest rates, maturities and dates of issuance. These securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. Treasury obligations include U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally having initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States. In addition to U.S. Treasury obligations, the Funds may invest in the following securities issued or guaranteed by U.S. government agencies or instrumentalities: (1) obligations backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; (2) obligations supported by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and (3) obligations backed by the credit of the issuer itself, such as securities of the Student Loan Marketing Association, Federal Home Loan Bank or Federal National Mortgage Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates there is no guarantee as to the market value of U.S. government securities.

         U.S. Treasury Inflation-Protection Securities. U.S. government securities in which the Funds may invest include U.S. Treasury inflation-protection securities. Inflation-protection securities are a type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April,

July and October. They are currently issued as 10-year notes (other maturities may be added in the future). The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

         MUNICIPAL SECURITIES. Each Fund may invest not more than 20% of its total assets in municipal securities, such as municipal bonds and other debt obligations, when such securities appear to offer more attractive returns than taxable securities. These municipal bonds and debt obligations are issued by the states and by their local special-purpose political subdivisions. The term "municipal bonds" includes short-term municipal notes and other commercial paper issued by the states and their political subdivisions. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company that uses or operates the facilities.

         MORTGAGE-RELATED SECURITIES. Consistent with their investment objectives and policies, the Funds may invest in certain types of mortgage-related securities. U.S. Government Securities Fund and Strategic Income Fund may invest a significant portion of their assets in such securities. Mortgage-related securities are securities that, directly or indirectly, represent a participation in (or are secured by and payable from) mortgage loans on real property. Mortgage-related securities may represent the right to receive both principal and interest payments on underlying mortgages or may represent the right to receive varying proportions of such payments. One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. Another type of mortgage-related security includes debt securities that are secured, directly or indirectly, by mortgages on commercial or residential real estate. The Funds may also invest to a limited extent in collateralized mortgage obligations.

         Mortgage-related securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

         (i) GNMA Certificates. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.

        (ii) GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

        (iii) Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of the foreclosure.

                  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

        (iv) Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the applicable Fund would be reduced.

        (v) FHLMC Securities. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

        (vi) FNMA Securities. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

                  FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

        Fortis Advantage and Fortis Income expect that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, Advisers may, consistent with each Fund's investment objectives, policies, and restrictions, consider making investments in such new types of securities.

        Other types of mortgage-related securities include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

        Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations (CMO's). Mortgage-backed bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

        Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. On the other hand, if interest rates increase, the value of mortgage-related securities generally will decrease, borrowers will be less likely to refinance, and the rate of prepayments will decline. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation, prevailing economic conditions or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

        CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. CMO's have characteristics of both pass-through securities and mortgage-backed bonds. CMO's are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO.

         There are many classes of CMOs. There are "IOs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities, ("Mortgage Assets"). There are also "POs", which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

         As to U.S. Government Securities Fund's investment in IOs, POs, and inverse floaters, not more than 5% of the Fund's net assets will be invested in any one of these items at any one time, and no more than 10% of the net assets of the Fund will be invested in all such obligations at any one time. With respect to the High Yield Portfolio's and Strategic Income Fund's respective investment in IOs, POs and inverse floaters, the limits for each Fund are 7.5% and 15% respectively.

         Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional Mortgage-Backed Security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

         An Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period, the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore will also influence its market value.

         REAL ESTATE AND REAL ESTATE INVESTMENT TRUSTS. Strategic Income Fund and High Yield Portfolio may invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. The Funds may invest in both equity and debt REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

         The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

         ACCRUAL BONDS. Each Fund may invest in certain types of accrual bonds, including zero coupon obligations, payment-in-kind debentures and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period of the bond.

         Zero Coupon Obligations. The Funds may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

         Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. A Fund's investment policies and restrictions applicable to corporate and government securities shall apply equally to such Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings).

         Payment-in-Kind Debentures. A payment-in-kind debenture ("PIK") pays interest in securities rather than cash. Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. A Fund's investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Fund as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

         Deferred payment securities. With deferred payment securities interest payments accrue on the security for a predetermined period of time. At the end of the period, the accumulated cash interest is paid to the holder of the security. Deferred payment securities are, similar to zero coupon bonds, issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

         ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which have similar characteristics to mortgage-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, home equity loans and automobile receivables, representing the obligations of a number of different parties. The credit quality of most asset-backed securities depends on a number of factors, including the credit quality of the assets underlying such securities, how well the issuer of the security is insulated from the credit risk of the debtor, and the amount and quality of any credit enhancement of the securities. To lessen the effect of failures by debtors on underlying assets to make payments, payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization, and guarantees by third parties. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of the level anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Asset-backed securities generally are issued by a private special-purpose entity. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

         Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities discussed above. On the other hand, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Additionally, the market for privately issued asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

         TRANSACTIONS IN HIGH YIELD/HIGH RISK SECURITIES. Strategic Income Fund and High Yield Portfolio invest in high yield/high risk securities. These are non-investment grade fixed-income securities, also referred to as "junk bonds," that are rated lower than BBB by Standard & Poor's or Baa by Moody's. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market.

         Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and the Fund's net asset value. Furthermore, in the case of high-yielding securities structured as zero coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

         High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the value of such Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its securities (including, but not limited to, high yielding securities), without regard to their investment merits, thereby decreasing the asset base upon which such Fund's expenses can be spread and possibly reducing the rate of return.

         To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of Fortis Advantage's or Fortis Income's Board of Directors to accurately value high-yielding securities and the Fund's assets and the Fund's ability to dispose of the securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by a Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, Advisers continuously monitors the issuers of high-yielding securities held by a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Fund can meet redemption requests. The achievement of the investment objective of a Fund may be more dependent upon Advisers' own credit analysis than is the case for higher quality bonds. Also, a Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund's investment objective and investment criteria.

         The table below shows the weighted average percentages of Strategic Income Fund's and High Yield Portfolio's long-term bond investments during the fiscal year ended July 31, 2000, represented by (1) bonds rated by a nationally-recognized statistical rating organization, separated into each rating category, and (2) all unrated bonds as a group.


STANDARD & POOR'S RATING
(OR EQUIVALENT)                                         PERCENT OF TOTAL INVESTMENTS
---------------                                         ----------------------------
                                           Strategic Income Fund           High Yield Portfolio
AAA                                                 11.6                               --
AA                                                   8.2                               --
A                                                   15.9                              0.1
BBB                                                 19.7                              0.1
BB                                                  14.4                             17.9
B                                                   28.3                             74.4
CCC                                                  0.2                              2.8
CC                                                    --                               --
C                                                     --                               --
D                                                     --                              1.3
All unrated bonds as a group                         1.7                              3.4
----------------------------                         ---                              ---
Total                                              100.0                            100.0

         BRADY BONDS. Strategic Income Fund and High Yield Portfolio may invest in Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas G. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

         FOREIGN SECURITIES. Strategic Income Fund invests in securities of foreign governments and companies as a principal investment strategy. High Yield Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. The obligations of foreign issuers may be affected by political or economic instabilities. Financial information published by foreign companies may be less reliable or complete than information disclosed by domestic companies pursuant to U.S. Government securities laws, and may not have been prepared in accordance with generally accepted accounting principles. Fluctuations in exchange rates may affect the value of foreign securities not denominated in U.S. currency.

         Investing in foreign issuers involves considerations that are not typically associated with investing in U.S. issuers. Since High Yield Portfolio and Strategic Income Fund may invest in securities denominated in currencies other than U.S. dollars, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, such Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized in the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by such Funds.

         Foreign securities held by a Fund may not be registered with the U.S. Securities and Exchange Commission. Issuers of foreign securities may not be subject to reporting requirements of the U.S. Securities and Exchange Commission. There may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices, and requirements comparable to those applicable to domestic companies. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments that could affect United States investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payment positions.

         Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to a Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

         The Funds will calculate their net asset value to complete orders to purchase, exchange or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). A material portion of the investment securities of Strategic Income Fund and High Yield Portfolio may be listed on foreign stock exchanges that may trade on other days (such as a Saturday). As a result, the net asset value of Strategic Income Fund and High Yield Portfolio may be materially affected by such trading on days when a shareholder has no access to the Funds.

         EMERGING MARKETS. Strategic Income Fund and High Yield Portfolio may invest in debt securities issued by governments or companies in emerging market countries subject to the restrictions set forth above in "Foreign securities." Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years.

Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. In general, emerging markets tend to be in the less economically developed regions of the world, and are countries that have a lower degree of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

         DEPOSITARY RECEIPTS. Strategic Income Fund and High Yield Portfolio may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and GDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Strategic Income Fund and High Yield Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

         YANKEE BONDS. Strategic Income Fund and High Yield Portfolio may invest in Yankee Bonds which are dollar-denominated bonds issued in the United States by foreign banks and corporations. These bonds pay semiannual interest and are registered with the Securities and Exchange Commission.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may purchase the securities of open-end or closed-end investment companies if the purchase is in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, Advisers believes that at times the return and liquidity features of these securities will be more beneficial than other types of securities.

         TRANSACTIONS IN OPTIONS, FUTURES, AND FORWARD CONTRACTS. High Yield Portfolio and Strategic Income Fund may each, to a limited extent, enter into options, futures, and forward contracts on a variety of investments, indexes and currencies, in order to protect against declines in the value of Fund securities or increases in the cost of securities to be acquired and, in the case of options on securities or indexes of securities, to increase a Fund's gross income. In addition, the Funds may enter into options, futures and forward contracts to manage the duration of the Funds' investments. Duration is a measure that reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. It is currently the intention of High Yield Portfolio and Strategic Income Fund to limit their investment in options so that no more than 5% of each Fund's total assets are exposed to risk of loss. See Appendix A for more information.

         OPTIONS ON SECURITIES AND INDEXES. Strategic Income Fund and High Yield Portfolio may write (sell) covered call and secured put options and purchase call and put options on debt securities and financial indexes. Where a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or a portion of the premium received for the option, which will increase its gross income and will offset in part the reduced value of the Fund securities underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security or index moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price or to make a cash settlement in the case of an option on an index, which may only be partially offset by the amount of the premium, if at all. The Funds may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

         Strategic Income Fund and High Yield Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of their portfolios or the prices of securities that the Funds want to purchase at a later date. In the event that the expected market fluctuations occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may enter into interest rate futures contracts for hedging purposes. These Funds may also enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.")

         Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on the Funds' current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. The Funds will incur brokerage fees when they purchases and sells Futures Contracts, and they will be required to make and maintain margin deposits.

         OPTIONS ON FUTURES CONTRACTS. Strategic Income Fund and High Yield Portfolio may purchase and write options to buy or sell interest rate futures contracts. In addition, the Funds may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Unless otherwise stated in the Prospectus or in this Statement of Additional Information, such investment strategies will be used as a hedge and not for speculation.

         Put and call options on Futures Contracts may be traded by the Funds in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on Futures Contracts may present less risk in hedging the portfolio of a Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Fund may suffer a loss on the transaction.

         FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. Strategic Income Fund and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts ("Currency Contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which the Funds invest. A Currency Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Unless otherwise stated, the Funds will enter into Currency Contracts for hedging purposes only, in a manner similar to the Funds' use of foreign currency futures contracts. A Currency Contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a Currency Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, the Funds also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross hedge").

         Currency Contracts will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Funds may be required to forego the benefits of advantageous changes in exchange rates. Currency Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and option contracts described above.

         Under certain conditions, Securities and Exchange Commission ("Commission") guidelines require investment companies to set aside cash or any security that is not considered restricted or illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, if a Fund enters into a forward contract for an essentially speculative purpose, it will, upon entering into such a transaction, segregate assets to cover such forward contracts. A speculative forward contract is one that, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

         OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Currency Contracts, certain options on foreign currencies are traded over-the-counter and involve risks that may not be present in the case of exchange-traded instruments.

         RISKS OF OPTIONS, FUTURES AND CURRENCY CONTRACTS. The use of forward currency contracts and options and futures strategies involve certain investment risks and transaction costs. These risks include: dependence on Advisers' ability to predict movements in the prices of individual securities; fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency contracts, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; unexpected adverse price movements which could render a Fund's hedging strategy unsuccessful and could result in losses; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests, lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time requiring a Fund to maintain a position until exercise or expiration, which could result in losses.

         Strategic Income Fund and High Yield Portfolio will enter into transactions in Futures Contracts, Options on Futures Contracts, Currency Contracts, and certain options solely for hedging purposes. These transactions involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful and could result in losses. Additionally, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations could leave the Funds worse off than if it had not entered into the position. The Funds also may enter into transactions in futures, forward contracts and options on securities, indexes and other investments for other than hedging purposes, which involves greater risk.

         Transactions in options, Futures Contracts, Options on Futures Contracts and Currency Contracts may be entered into on U.S. exchanges regulated by the Commission or the

Commodity Futures Trading Commission (the "CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Funds may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

         REGULATORY RESTRICTIONS. To the extent required to comply with Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, a Fund will maintain in a segregated account cash or any security that is not considered restricted or illiquid equal to the value of such contracts. Similarly, U.S. Government Securities Fund will maintain in a segregated account cash or any security that is not considered restricted or illiquid, equal to the value of the securities purchased on a delayed delivery basis.

         To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will enter into futures contracts options thereon only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which each Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

         "WHEN-ISSUED" OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. (The settlement date for transactions made on a when-issued or delayed delivery basis will be within 120 days of the trade date.) At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The Funds may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee or repurchase similar securities for settlement at a later date and at a lower purchase price relative to the current market value.

         The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. An additional risk is that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

         With respect to U.S. Government Securities Fund, no more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls). With respect to Strategic Income Fund, no more than 33 1/3% of its total assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (i.e., 16 2/3% of its total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities. As for High Yield Portfolio, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities.

         DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each Fund gives up the right to receive principal and interest paid on the securities sold. However, each Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of each Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or any security that is not considered restricted or illiquid in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon Adviser's (or the subadviser's) ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by High Yield Portfolio and Strategic Income Fund at varying market rates of interest pursuant to arrangements between one of such Funds and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where a Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

         REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods. Strategic Income Fund and High Yield Portfolio may invest up to 33-1/3% of its total assets in repurchase agreements. U.S. Government Securities Fund's limit on such investments is 10% of total assets. U.S. Government Securities Fund will only execute repurchase agreements in which the underlying security meets the criteria of the Fund's investment policies. Additionally, U.S. Government Securities Fund will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in United States government securities believed by Advisers to present minimum credit risks. Repurchase agreements with maturities of more than seven days are considered illiquid and subject to each Fund's restriction on investments in illiquid securities.

         In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the Federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than a repurchase price, however, the Fund could suffer a loss. If a Fund owns the underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest).

         ILLIQUID SECURITIES. The Funds may invest in illiquid securities, including "restricted" securities. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration. Each Fund will invest no more than 15% of the value of its respective net assets in illiquid securities.

         The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser. Securities that have been determined to be liquid by the Board of Directors of Fortis Income or Fortis Advantage, or by Advisers subject to the oversight of such Board of Directors, will not be subject to this limitation.

         The Board of Directors of Fortis Income and Fortis Advantage has adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds. With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Each Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

         SHORT SALES "AGAINST THE BOX." Each Fund may sell a security short to the extent such Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continually secured by collateral (cash, government securities, short-term (one year or less) high-grade securities, or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Cash collateral pursuant to these loans may be invested in short-term (one year or less) high-grade securities or interest-bearing cash equivalents (but for U.S. Government Securities Fund, not more than 35% of the Fund's total assets may be invested in securities which are not issued, guaranteed, insured or collateralized by the U.S. Government or its agencies or instrumentalities). Each Fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.) Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned. Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described in the Prospectus and Statement of Additional Information, the Funds will not make loans to other persons.

         BORROWINGS. Each Fund may borrow money to the extent set forth below under "Investment Restrictions." None of the Funds will borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

         SHORT-TERM TRADING. U.S. Government Securities Fund intends to use short-term trading of its securities as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

         Market Developments. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold.

         Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time, in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a yield disparity).

         The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis.

         While it is not generally the policy of High Yield Portfolio and Strategic Income Fund to invest or trade for short-term profits, the Funds may dispose of a security without regard to the time such security has been held when such action appears advisable to Advisers.

         SEGREGATED ACCOUNTS. To comply with the 1940 Act, a Fund engaging in certain transactions involving options, futures, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Fund's custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

         RATINGS. After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in Appendix B attached hereto.

         PORTFOLIO TURNOVER. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. While a higher turnover rate (100% or more) may result in the Funds incurring higher transaction costs and result in additional tax or brokerage consequences, Advisers attempt to have such costs outweighed by the benefits of such transactions, although this cannot be assured.

                             INVESTMENT RESTRICTIONS

         Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

         Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

         Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

U.S. GOVERNMENT SECURITIES FUND

         The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

         (1)       Issue any senior securities as defined in the 1940 Act.

         (2) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

         (3) Mortgage, pledge, or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

         (5)       Purchase or sell real estate.

         (6)       Purchase or sell commodities or commodity contracts.

         (7) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities.

         (8) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities.

         (9) Make loans to other persons except to enter into repurchase agreements and except that the Fund may lend its portfolio securities if such loans are secured by collateral equal to at least the market value of the securities lent, provided that such collateral shall be limited to cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents, and provided further that such loans may not be made if, as a result, the aggregate of such loans would exceed fifty percent of the value of the Fund's total assets excluding collateral securing such loans taken at current value. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan. Fund assets may be invested in repurchase agreements in connection with interest bearing debt securities which may otherwise be purchased by the Fund, provided that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

         (10) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

         (11) Participate on a joint or a joint and several basis in any securities trading account.

         (12)      Invest in puts, calls, or combinations thereof.

         (13) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         (14) Purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock.

         (15) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

         The following investment restrictions may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         (2) Invest more than 15% of its net assets in illiquid securities.

         (3) Invest more than 5% of its net assets in any type of IO, PO, inverse floater, or accrual bonds at any time and no more than 10% of its net assets will be invested in such obligations at any one time.

         (4) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

STRATEGIC INCOME FUND

         The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

         (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that in accordance with its investment objectives and policies, it may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for its account, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of the its total assets. Investment securities will not be purchased while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

         (2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Fund may purchase or sell any form of financial instruments or contracts that might be deemed commodities.

         (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Income may be deemed to be an underwriter under applicable laws.

         (4) Invest in real estate, except that it may invest in securities issued by companies owning real estate or interests therein.

         (5) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets (at the time of investment) in the securities of issuers conducting their principal business activities in the same industry, and (ii) there is no limitation with respect to investments in obligations issued, guaranteed, insured, or collateralized by the U.S. Government or its agencies or instrumentalities. As to utility companies, gas, electric, water, and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive automobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.; (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation;
             (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and
             (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.

         (6) Make loans to other persons. Repurchase agreements, the lending of securities and the acquisition of debt securities are not considered to be "loans" for this purpose.

         (7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         The following investment restrictions may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consideration, acquisition or reorganization.

         (2) Invest in a company for the purpose of exercising control or management.


         (3) Invest more than 15% of its net assets in illiquid investments.

         (4) Invest more than 33 1/3% of its total assets in when-issued, delayed delivery or forward commitment transactions, and of such 33 1/3%, no more than one-half (i.e., 16 1/2% of total assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

         (5) Invest more than 7 1/2% of its net assets in any type of IO, PO or inverse floater and no more than 15% of its net assets collectively in IOs, POs and inverse floaters.

HIGH YIELD PORTFOLIO

         The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

         (1) Purchase securities on margin or otherwise borrow money or issue senior securities, except that in accordance with its investment objectives and policies, it may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions, and may borrow from a bank, for its account, as a temporary measure to facilitate redemptions (but not for leveraging or investment) an amount that does not exceed 10% of the value of its total assets. Investment securities will not be purchased while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

         (2) Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

         (3) Invest in commodities or commodity contracts, other than for hedging purposes only.

         (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, Fortis Advantage may be deemed an underwriter under applicable laws.

         (5) Participate on a joint or a joint and several basis in any securities trading account.

         (6) Invest in real estate, except that it may invest in securities issued by companies owning real estate or interests therein.

         (7) Make loans to other persons. Repurchase agreements, the lending of securities and the acquiring of debt securities are not considered to be "loans" for this purpose.

         (8) Concentrate its investments in any particular industry, except that (i) it may invest up to 25% of the value of its total assets in any particular industry, and (ii) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations of domestic commercial banks. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. As to finance companies, the following categories will be considered as separate industries: (a) captive mobile finance, such as General Motors Acceptance Corp. and Ford Motor Credit Corp.; (b) captive equipment finance companies, such as Honeywell Finance Corporation and General Electric Credit Corp.;
             (c) captive retail finance companies, such as Macy Credit Corp. and Sears Roebuck Acceptance Corp.; (d) consumer loan companies, such as Beneficial Finance Corporation and Household Finance Corporation; (e) diversified finance companies such as CIT Financial Corp., Commercial Credit Corporation and Borg Warner Acceptance Corp.; and (f) captive oil finance companies, such as Shell Credit, Inc., Mobil Oil Credit Corp. and Texaco Financial Services, Inc. While as a fundamental policy the Fund may invest up to 25% of the value of its total assets in any particular industry, as a nonfundamental policy, the Fund will invest less than 25% of the value of its total assets in any particular industry.

         (9) Purchase from or sell to any officer, director, or employee of Fortis Advantage, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of Fortis Advantage's common stock.

         (10) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost.

         The following investment restrictions may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 5% of the value of its total assets in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         (2) Invest in a company for the purposes of exercising control or management.

         (3) Buy or sell foreign exchange, except as incidental to the purchase or sale of permissible foreign investments.

         (4) Invest more than 15% of its net assets in illiquid investments.

         (5) Invest more than 20% of its net assets in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls).

         (6) Invest more than 7 1/2% of its net assets in any type of IO, PO and inverse floater and no more than 15% of its net assets collectively in IOs, POs and inverse floaters.

                             MANAGEMENT OF THE FUNDS

         Under Minnesota law, the Board of Directors of Fortis Income and Fortis Advantage has overall responsibility for managing the Funds in good faith, in a manner reasonably believed to be in the best interests of each Fund and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

         The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Income and Fortis Advantage are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.



                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Richard W. Cutting                  69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                  60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul, MN.
Bloomfield, Michigan





                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota


Dean C. Kopperud*                   48      President and    Chief Executive Officer and a Director of Advisers;
500 Bielenberg Drive                           Director      Chief Executive Officer and a Director of Investors;
Woodbury, Minnesota                                          Chief Executive Officer of Fortis Financial Group; a
                                                             Director of Fortis Benefits Insurance Company and
                                                             Senior Vice President of Fortis Insurance Company.

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street  21st Floor                                   financial consultants
New York, New York

Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation; prior to
Minneapolis, Minnesota                                       2000, marketing consultant; prior to 1996, Senior
                                                             Vice President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc.

Dr. Lemma W. Senbet                 53    Advisory Director  The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall College                               Finance Department, University of Maryland, College
Park, Maryland                                               Park, MD; consultant, international financial
                                                             institutions.

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                      Principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.

Gary N. Yalen                       58     Vice President    President and Chief Investment Officer of Advisers
One Chase Manhattan Plaza                                    (since 1995) and Senior Vice President, Investments,
New York, New York                                           of Fortis, Inc.; prior to 1996, President and Chief
                                                             Investment Officer, Fortis Asset Management, a former
                                                             division of Fortis, Inc.




                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Howard G. Hudson                    63     Vice President    Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                    Investments of Advisers since 1995; prior to 1996,
New York, New York                                           Senior Vice President, Fixed Income, Fortis Asset
                                                             Management.

Lucinda S. Mezey                    53     Vice President    Executive Vice President and Head of Equity
One Chase Manhattan Plaza                                    Investments of Advisers since October 1997; from 1995
New York, New York                                           to October 1997, Chief Investment Officer, Alex Brown
                                                             Capital Advisory and Trust Co., Baltimore, MD.

James S. Byrd                       49     Vice President    Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster            33     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham                     42     Vice President    Vice President of Advisers since 1998; from 1994 to
90 South 7th Street                                          1998, securities analyst for Advisers.
Minneapolis, Minnesota

Maroun M. Hayek                     52     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert C. Lindberg                  47     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse                58     Vice President    Vice President of Advisers; prior to March 1996,
One Chase Manhattan Plaza                                    portfolio manager, Marshall & Ilsley Bank
New York, New York                                           Corporation, Milwaukee, WI.


Kevin J. Michels                    49     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Administration, Fortis Asset
New York, New York                                           Management.


Christopher J. Pagano               37     Vice President    Senior Vice President of Advisers since January 2000;
One Chase Manhattan Plaza                                    from March 1996 until 2000, Vice President of
New York, New York                                           Advisers; from 1995 to March 1996, government
                                                             strategist, Merrill Lynch, New York, NY.

Kendall C. Peterson                 44     Vice President    Vice President of Advisers since August 1999; from
One Chase Manhattan Plaza                                    1985 to July 1999, Vice President and portfolio
New York, New York                                           manager at Prudential Insurance Company of America,
                                                             Newark, NJ.




                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Michael J. Romanowski               50     Vice President    Vice President of Advisers since 1998; from October
One Chase Manhattan Plaza                                    1995 to March 1998, portfolio manager, Value Line,
New York, New York                                           New York, NY; prior to October 1995, securities
                                                             analyst, Conning & Co., Hartford, CT.

Christopher J. Woods                40     Vice President    Vice President of Advisers since 1995; prior to 1996
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert W. Beltz, Jr.                51     Vice President    Vice President "Securities Operations of Advisers and
500 Bielenberg Drive                                         of Investors.
Woodbury, Minnesota

Peggy E. Ettestad                   43     Vice President    Senior Vice President, Operations of Advisers since
500 Bielenberg Drive                                         March 1997; prior to March 1997, Vice President, G.E.
Woodbury, Minnesota                                          Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely                    42     Vice President    Vice President of Advisers and of Investors since
500 Bielenberg Drive                       and Treasurer     1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                                          Advisers and Investors.

Dickson W. Lewis                    51     Vice President    Senior Vice President, Marketing and Sales of
500 Bielenberg Drive                                         Advisers and of Investors since July 1997; from 1993
Woodbury, Minnesota                                          to July 1997, President and Chief Executive Officer,
                                                             Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                         Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                                         Assistant Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz                  42     Vice President    Since January 1996, Senior Vice President and General
500 Bielenberg Drive                                         Counsel of Advisers, Vice President and General
Woodbury, Minnesota                                          Counsel, Life and Investment Products of Fortis
                                                             Insurance Company and Senior Vice President and General
                                                             Counsel of Fortis Benefits Insurance Company, FFG
                                                             Division; from 1994 to January 1996, Vice President,
                                                             General Counsel and Secretary of Fortis, Inc.

Melinda S. Urion                    47     Vice President    Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                         Advisers since 1997; from 1995 to 1997, Senior Vice
Woodbury, Minnesota                                          President of Finance and Chief Financial Officer,
                                                             American Express Financial Corporation; from 1994 to
                                                             November 1995, corporate controller, American Express
                                                             Financial Corporation, Minneapolis, MN.



                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Michael J. Radmer                   55      Secretary        Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                                       Counsel.
Minneapolis, Minnesota



     * Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company because he holds a position as Director of Fortis, Inc., the parent company of Advisers.


         Each director who is not affiliated with Advisers or Investors receives fees of approximately $100 per month, $200 per meeting attended, and between $100-$200 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Income and Fortis Advantage during the fiscal year ended July 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 1999. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. Mr. Peterson and Dr. Senbet became members of the Board in June 2000 and did not receive any compensation during the calendar year ended December 31, 1999. Dr. Senbet serves the Board as an advisory director. No executive officer receives any compensation from the Funds.



                              Aggregate compensation     Aggregate compensation       Total compensation
                                       from                       from                       From
Director                           Fortis Income            Fortis Advantage             Fund Complex*
--------                           -------------            ----------------             -------------
Richard W. Cutting                    $1,800                     $3,300                     $31,300
Dr. Robert M. Gavin                   $1,800                     $3,300                     $31,300
Benjamin S. Jaffray**                 $  900                     $1,700                     $20,500
Jean L. King                          $1,800                     $3,300                     $29,300
Edward M. Mahoney**                   $  900                     $1,700                     $31,300
Phillip O. Peterson                   $  400                     $  750                        --
Robb L. Prince                        $1,800                     $3,300                     $31,300
Leonard J. Santow                     $2,137                     $3,640                     $33,900
Noel F. Schenker                      $1,800                     $3,300                     $26,200
Dr. Lemma W. Senbet                   $  400                     $  750                        --
Joseph M. Wikler                      $2,200                     $3,700                     $34,800

------------------------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
** Mr. Mahoney and Mr. Jaffray retired from the Board effective January 1, 2000.

         Directors Gavin, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

         During the fiscal year ended July 31, 2000, U.S. Government Securities Fund paid $5,400, Strategic Income Fund paid $600 and High Yield Portfolio paid $5,300 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

         Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares--Exemptions from the Sales Charge."

                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 30, 2000, no person owned of record or, to the Fund's knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows: U.S. Government Securities Fund--Class C: First Clearing Corp., F Group Capital Partners LP, 16 Sheffield Ln., Mount Laurel, NJ (5%); Richard Maynard Priest, Trustee, Priest Living Trust, 1847 Golden Spike Dr., Sparks, NV (6%); Robert Mulchrone, 1747 W Barry Ave., Chicago, IL (6%); Horace Snipes TOD, 2168 Crisp Springs Rd., McMinnville, TN (6%); and GEMA Trading Corp., 6136 N Avers Ave., Chicago, IL (8%). Strategic Income Fund--Class
A: Fortis Insurance Co.-Life, c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY (45%); and Fortis Benefits Insurance Co.--Investment Products, c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY (45%). Strategic Income Fund--Class B: Raul V. De Velasco TOD, 8250 SW 32nd Terr., Miami, FL (9%); US Bank N.A., C/F Arthur L. Gordon R/O IRA, 24516 Starlight Ln., West Hills, CA (10%); and PaineWebber Inc, FBO Minerva Mikkila, Trustee, Charitable Remainder Trust, 70 E. St. Marie St., Duluth, MN (21%). Strategic Income Fund--Class C: Todd C. Blumenstock, C/F Meghan C. Mitchell UTMA, 216 Kenyon Ave., Elkhart, IN (5%); US Bank N.A., C/F Wilbert Schmautz IRA, 16007 SE 32nd St., Vancouver, WA (6%); Isabelle Fetch, 210 9th Ave., Langdon, ND (6%); Donaldson, Lufkin, Jenrette Securities Corporation, Inc., PO Box 2052, Jersey City, NJ (7%); US Bank, N.A., C/F Janice M. Smith R/O IRA, 219 E. Palm Dr., Lena, IL (7%); US Bank N.A., C/F Violet R. Best IRA, 2491 S Irish Rd., Davison, MI (8%); and John A. Kufus, 2030 Highland Pkwy, St. Paul, MN (13%). Strategic Income Fund--Class H: US Bank, N.A., C/F Donna Calkins IRA, 219 173rd Pl. NE, Bellevue, WA (6%); US Bank, N.A., C/F Sally Ann Thomas R/O IRA, 1859 Harrisburg Pike, Grove City, OH (7%); and Andrew M. Farrar & Marilyn
L. Linfield, JTTEN, 33 Gail St., Topsfield, MA (18%). High Yield Portfolio--Class A: Fortis Benefits Insurance Co., c/o Kevin Michels, Fortis Advisers, 1 Chase Manhattan Plaza, New York, NY (24%).

         As of October 30, 2000, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds' underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of October 31, 2000, Advisers managed thirty-eight investment company portfolios with combined net assets of approximately $8.5 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

         Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

         Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis
(NL) N.V. of The Netherlands and Fortis (B) of Belgium.

         Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where it insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

         Advisers acts as investment adviser and manager of each Fund under separate Investment Advisory and Management Agreements. These agreements are individually referred to as an "Agreement" and collectively referred to as the "Agreements." Each Agreement will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of a Fund's outstanding voting securities, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to the Funds. Unless sooner terminated, the Agreements continue in effect for more than two years after their execution only so long as such continuance is specifically approved at least annually by either the board of Directors or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of the applicable Fund; provided that, in either event, such continuance is also approved by the vote of the majority of the directors who are not parties to such Agreements, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         Each Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as described below:


                                                    Annual investment advisory
          Average net assets of each Fund              and management fee
          -------------------------------              ------------------
          For the first $50,000,000                          0.8%
          For assets over $50,000,000                        0.7%


         Each Agreement requires each Fund to pay all its expenses that are not assumed by Advisers and/or Investors. These expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers who are not "affiliated persons" of Advisers, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings and proxy solicitations.

         During various fiscal periods, the Funds paid advisory and management fees as follows:


                                                           Advisory Fees Paid During :
                                                           -------------------------

                                               Fiscal year          Fiscal year           Fiscal year
                                                  Ended                Ended                 Ended
                                              July 31, 1998         July 31, 1999        July 31, 2000
                                              -------------         -------------        -------------
     U.S. Government Securities Fund            $2,670,449          $2,477,465            $1,909,619
     Strategic Income Fund                      $  164,575*         $  269,265**          $  195,426***
     High Yield Portfolio                       $1,611,812          $1,459,592            $1,194,590

---------------------------
* Period from inception (December 1, 1997) to July 31, 1998. Advisers reimbursed the Fund $41,375, pursuant to an expense reimbursement agreement, resulting in a net fee of $123,200.

** Advisers reimbursed the Fund $79,503, pursuant to an expense reimbursement agreement, resulting in a net fee of $189,762.

*** Advisers reimbursed the Fund $57,704, pursuant to an expense reimbursement agreement, resulting in a net fee of $137,722.

EXPENSES

         Advisers bears the costs of acting as each Fund's transfer agent, registrar and dividend agent. Advisers also furnishes each Fund with all required management services, facilities, equipment, and personnel. Advisers or Investors also shall bear all promotional expenses in connection with the distribution of Fund shares, including paying for prospectuses and shareholder reports for new shareholders and the costs of sales literature.

         Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated pro rata between the Funds and the Classes in an equitable manner as determined by officers of the Fund under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

PLAN OF DISTRIBUTION

         Fortis Income and Fortis Advantage on behalf of each Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and that such plan, together with any related agreements, be approved by a vote of the board of Directors who are not interested persons of the fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide in substance:

         (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in a paragraph (b)(3) of Rule 12b-1;
         (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purpose for which such expenditures were made; and
         (iii) In the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

         Rule 12b-1(c) provides that a Fund may rely on Rule 12b-1(b) only if the selection and nomination of the Fund's disinterested directors are committed to discretion of such disinterested directors. Rule 12b-1(e) provides that a Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         Pursuant to the provisions of the Distribution Plan each Fund pays Advisers an annual fee of .25% (.35% for High Yield Portfolio) of the average daily net assets attributable to that Fund's Class A shares and 1.00% attributable to that Fund's Class B, Class C and Class H shares. Such fees are paid in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Investors will be paid under the Distribution Plan regardless of Investors' actual expenses.

         A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

         Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

         Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal period ended July 31, 2000.


                                                      U.S. Government         Strategic           High Yield
                                                      Securities Fund        Income Fund          Portfolio
                                                      ---------------        -----------          ---------
Advertising                                                  $0                   $0                  $0
Printing and mailing of prospectuses
     to other than current shareholders                   $15,404               $1,673             $76,945
Compensation to underwriters                              $182,531             $65,346             $536,397
Compensation to dealers                                      $0                   $0                  $0
Compensation to sales personnel                              $0                   $0                  $0
Interest, carrying or other financing
     charges                                                 $0                   $0                  $0
Other (distribution-related compensation, sales
literature, supplies, postage, toll-free phone)           $79,962               $7,534             $411,853
-----------------------------------------------           -------               ------             --------
Total                                                     $277,897             $74,553            $1,025,195




                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

- competitive commissions commensurate with the value of research products and services provided to Advisers;
-    consistently good service quality;
-    adequate capital position;
-    broad market coverage;
-    continuous flow of information concerning bids and offers;
- the ability to complete, clear and settle trades in a timely and efficient manner;
-    capital usage;
-    specialized expertise;
-    access to new issues; and
-    the ability to handle large blocks of stock discreetly.

     For a fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

         Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' own research and enable Advisers to obtain the views and information of others prior to making investment decisions for the Funds. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade. During fiscal year ended July 31, 2000, the Funds did not direct brokerage commissions to broker-dealers providing research services to Advisers.

         Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion.

         Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 2000 include:

-    hard copy securities research services;
-    securities research software database services;
-    electronic securities trading networks; and
- statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

     If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research products and services.

     The Funds contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held by a Fund in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds paid the following brokerage commissions for the periods indicated:

                                       Fiscal year          Fiscal year          Fiscal year
                                           ended                ended                ended
                                       July 31, 1998        July 31, 1999        July 31, 2000
                                       -------------        -------------        -------------
U.S. Government Securities Fund        $           0        $           0        $           0
Strategic Income Fund                  $           0*       $           0        $           0
High Yield Portfolio                   $       7,500        $           0        $           0



---------------------
* Period from inception (December 1, 1997) to July 31, 1998.

         The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Fund. No commissions were paid to any affiliate of Advisers during the fiscal years ended July 31, 1998, 1999 and 2000.

         From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended July 31, 2000:


                                                     Value of securities
                                                     owned at end of period
                                                     ----------------------
U.S. Government Securities Fund
-------------------------------
U.S. Bank N.A. Money Market                                   $3,808,000

Strategic Income Fund
---------------------
U.S. Bank N.A. Money Market                                   $207,000
J.P. Morgan & Co., Inc.                                       $496,000

High Yield Portfolio
--------------------
U.S. Bank N.A. Money Market                                   $2,000


         Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple funds, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the Funds fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each Fund that is interested in purchasing that security.

Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested Funds, the procedures require a pro rata allocation based upon the amounts initially requested by each Fund manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating Fund.

         Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the Funds involved in the transaction; and
(ii) the relative importance of the security to a Fund in seeking to achieve its investment objective.

                                  CAPITAL STOCK

         Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

         Each Fund currently constitutes a separate series of shares of either Fortis Income (in the case of U.S. Government Securities Fund and Strategic Income Fund) or Fortis Advantage (in the case of High Yield Portfolio). The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Articles of Incorporation, the Boards of Directors of Fortis Income and Fortis Advantage are authorized to create new series of shares, or classes of shares within a particular series, without Shareholder approval. Each share of a series will have a pro rata interest in the assets of the Fund portfolio to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

         The Funds are not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

         Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                PRICING OF SHARES

U.S. GOVERNMENT SECURITIES FUND

         On July 31, 2000, the Fund's net asset values per share were calculated as follows:



CLASS A

         Net assets ($43,620,123)           =        Net asset value per share ($8.86)
         ------------------------
         Shares outstanding (4,924,126)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

         $8.86                              =        Public Offering Price per Share ($9.28)
         -----
         0.955

CLASS B

         Net assets ($4,264,156)            =        Net asset value per share ($8.83)
         -----------------------
         Shares outstanding (482,654)

CLASS C

         Net assets ($1,605,533)            =        Net asset value per share ($8.83)
         -----------------------
         Shares outstanding (181,765)

CLASS E

         Net assets ($184,520,283)          =        Net asset value per share ($8.86)
         -------------------------
         Shares outstanding (20,837,610)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

         $8.86                              =        Public Offering Price per Share ($9.28)
         -----
         0.955

CLASS H

         Net assets ($8,345,374)            =        Net asset value per share ($8.83)
         -----------------------
         Shares outstanding (944,907)

STRATEGIC INCOME FUND

     On July 31, 2000, the Fund's net asset values per share were calculated as follows:


CLASS A

         Net assets ($23,087,320)           =        Net asset value per share ($8.82)
         ------------------------
         Shares outstanding (2,617,107)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:



         $8.82                              =        Public Offering Price per Share ($9.24)
         -----
         0.955

CLASS B

         Net assets ($806,022)              =        Net asset value per share ($8.82)
         ---------------------
         Shares outstanding (91,354)


CLASS C

         Net assets ($189,599)              =        Net asset value per share ($8.83)
         ---------------------
         Shares outstanding (21,476)

CLASS H

         Net assets ($809,905)              =        Net asset value per share ($8.82)
         ---------------------
         Shares outstanding (91,827)


HIGH YIELD PORTFOLIO

     On July 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

         Net assets ($82,278,801)           =        Net asset value per share ($6.06)
         ------------------------
         Shares outstanding (13,582,916)

         To obtain the public offering price per share, the 4.5% sales charge must be added to the net asset value obtained above:

         $6.06                              =        Public Offering Price per Share ($6.35)
         -----
         0.955

CLASS B

         Net assets ($15,278,915)           =        Net asset value per share ($6.06)
         ------------------------
         Shares outstanding (2,520,398)

CLASS C

         Net assets ($4,224,114)            =        Net asset value per share ($6.05)
         -----------------------
         Shares outstanding (698,014)

CLASS H

         Net assets ($36,160,929)           =        Net asset value per share ($6.06)
         ------------------------
         Shares outstanding (5,969,673)



         The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the Funds after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

         Generally, the net asset value of the Funds' shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, net asset value need not be determined (i) on days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares; or (ii) on days during which no Fund shares are tendered for redemption and no orders to purchase or sell Fund shares are received by the Funds.

                               PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

         The following purchases of Class A shares (and Class E shares of U.S. Government Securities Fund) are exempt from the sales charge:

- Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or
     (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);
- Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;
- Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;
- Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;
-    Registered investment companies;
- Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
- Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;
- Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
- Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested;
- With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of the Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by the Fund;
- Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by the applicable Fund;
- Beginning January 1, 1998, purchasers of Medical Savings Accounts ("MSAs") from Fortis Insurance Company who maintain certain minimum balances in their MSA accounts may invest a portion of their MSA account balances in U.S. Government Securities Fund and Strategic Income Fund.

SPECIAL PURCHASE PLANS

         STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

         In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

         The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

         RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as pension plans, profit-sharing plans and Section 403(b) plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

         SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan (the "Plan") enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

         By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

         You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

         EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund (except for Class E shares of U.S. Government Securities Fund that may be exchanged for Class A shares of another Fortis
Fund). There is no exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

         For Federal tax purposes, except where the transferring shareholder is a tax-qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                              REDEMPTION OF SHARES

GENERAL

         If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If you received securities which you later sold, you probably would incur brokerage charges.

         Redemption of shares or payment may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b) or
(c) exist.

         There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

         You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

         These withdrawals may constitute a return of capital. The redemption of Fund shares pursuant to the Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

         Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

         The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

         If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

         The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption which resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares and subsequently exercise the reinvestment privilege, the sales charge incurred on the original purchase cannot be taken into account for determining your gain or loss on the redemption of those shares.

                                    TAXATION

         The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

         Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.

         For individuals, estates and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%.

         If more than 50% of Strategic Income Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If the Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

         Alternatively, if the amount of foreign taxes paid by Strategic Income Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

         Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of its gross income from dividends, interest and certain types of payment related to its investment in stock or securities.

         If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though they receive no cash currently as interest payment on the obligation. Similarly, in the case of PIK's, Strategic Income Fund and High Yield Portfolio are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIK's, even though they receive no cash. Furthermore, if a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

         Because the Funds are required to distribute substantially all of their net investment income (including accrued original issue discount and interest income attributable to PIK's) in order to be taxed as regulated investment companies, they may be required to distribute an amount greater than the total cash income a Fund actually receives. Accordingly, in order to make the required distribution, a Fund may be required to borrow or to liquidate securities.

         Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

         At July 31, 2000, U.S. Government Securities Fund, Strategic Income Fund and High Yield Portfolio had capital loss carry forwards of $73,772,508, $1,571,212 and $45,024,222, respectively, which, if not offset by subsequent capital gains, will expire in 2002 through 2009. It is unlikely the Funds' Boards of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

         The foregoing is a general discussion of the Federal income tax consequences of an investment in the Funds as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                     UNDERWRITER AND DISTRIBUTION OF SHARES

         Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.



                                                           TOTAL UNDERWRITING COMMISSIONS
                                                           ------------------------------

                                           Fiscal year ended   Fiscal year ended     Fiscal year ended
                                             July 31, 1998       July 31, 1999         July 31, 2000
                                             -------------       -------------         -------------
    U.S. Government Securities Fund        $353,664             $366,908               $222,947
    Strategic Income Fund                  $ 25,949*            $ 18,389               $ 14,639
    High Yield Portfolio                   $842,743             $811,672               $506,514



                                            UNDERWRITING COMMISSIONS RETAINED BY INVESTORS
                                            ----------------------------------------------

                                           Fiscal year ended   Fiscal year ended     Fiscal year ended
                                             July 31, 1998       July 31, 1999         July 31, 2000
                                             -------------       -------------         -------------
    U.S. Government Securities Fund        $160,462             $ 88,967              $ 80,012
    Strategic Income Fund                  $  2,456*            $  4,448              $  9,540
    High Yield Portfolio                   $443,574             $615,284              $201,333


         * Period from inception (December 1, 1997) to July 31, 1998.

         Investors received the following compensation from each Fund during its most recent fiscal year.


                                           Net underwriting      Compensation on
                                            discounts and        redemptions and      Brokerage           Other
                                             commissions           repurchases       commissions      compensation
                                             -----------           -----------       -----------      ------------
  U.S. Government Securities Fund         $170,884              $ 52,063             $0              $0
  Strategic Income Fund                   $ 11,123              $  3,516             $0              $0
  High Yield Portfolio                    $108,084              $398,430             $0              $0

                             PERFORMANCE INFORMATION

         Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return," and "yield". All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance.

         The "yield" refers to the income generated by an investment over a 30-day (or one month) period (which period will be stated in the advertisement). It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                                  6
                              Yield = 2 [(a-b + 1)  - 1]
                                          ---
                                          cd

Where:    a   = dividends and interest earned during the period;
          b   = expenses accrued for the period (net of reimbursements);
          c   = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
          d   = the maximum offering price per share on the last day of the period.

         The 30-day yields for each Fund for the period ended July 31, 2000 were:


                                  Class A  Class B  Class C  Class E  Class H
                                   -------  -------  -------  -------  -------

U.S. Government Securities Fund     5.71%    5.23%    5.23%    5.95%    5.23%
Strategic Inc. Fund                 8.36%    7.98%    7.98%      n/a    7.98%
High Yield Portfolio               10.06%    9.88%    9.88%      n/a    9.88%


         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:


                                          n
                                    P(1+T)     =    ERV

Where:     P    = a hypothetical initial payment of $1,000
           T    = average annual total return;
           n    = number of years; and
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

         The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception (10 years with respect to Class E shares of U.S. Government Securities Fund and Class A shares of High Yield Fund) for the period ending July 31, 2000.


                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                     ----------------------------
                                                                                              10 YEARS/SINCE
                                                                 1 YEAR          5 YEARS         INCEPTION
                                                                 ------          -------         ---------

U.S. GOVERNMENT SECURITIES FUND
         Class A Shares*                                          (0.09%)            4.52%             5.71%
         Class B Shares*                                            0.24%            4.40%             5.64%
         Class C Shares*                                            2.92%            4.72%             5.77%
         Class E Shares                                             0.19%            4.80%             5.99%
         Class H Shares*                                            0.24%            4.40%             5.64%

STRATEGIC INCOME FUND
         Class A Shares**                                         (0.27%)               --             0.56%
         Class B Shares**                                           0.17%               --             0.71%
         Class C Shares**                                           2.66%               --             1.62%
         Class H Shares**                                           0.18%               --             0.73%

HIGH YIELD PORTFOLIO
         Class A Shares                                           (5.05%)            3.28%             8.73%
         Class B Shares*                                          (4.51%)            3.38%             4.61%
         Class C Shares*                                          (2.19%)            3.56%             4.68%
         Class H Shares*                                          (4.36%)            3.39%             4.62%


*        Inception date: November 14, 1994.
**       Inception date: December 1, 1997.


         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               CTR  =    (  ERV+P  )    100
                            -----
                              P

Where:    CTR   = Cumulative total return
          ERV   = ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and
           P    = initial payment of $1,000

         This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through July 31, 2000:

                                                                             CUMULATIVE TOTAL RETURN
                                                                             -----------------------
                  U.S. GOVERNMENT SECURITIES FUND
                           Class A Shares*                                             43.77%
                           Class B Shares*                                             37.70%
                           Class C Shares*                                             37.73%
                           Class E Shares+                                            712.94%
                           Class H Shares*                                             37.69%

                  STRATEGIC INCOME FUND
                           Class A Shares**                                             6.29%
                           Class B Shares**                                             4.23%
                           Class C Shares**                                             4.37%
                           Class H Shares**                                             4.27%

                  HIGH YIELD PORTFOLIO
                           Class A Shares++                                           145.71%
                           Class B Shares*                                             29.94%
                           Class C Shares*                                             29.82%
                           Class H Shares*                                             29.98%


*        Inception date: November 14, 1994.
**       Inception date: December 1, 1997.
+        Inception date: February 28, 1973.
++       Inception date: January 4, 1988.


         The Funds may advertise relative performance as compiled by outside organizations or refer to publications that have mentioned their performance or track the performance of investment companies. Following is a list of ratings services that may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.


U.S. GOVERNMENT SECURITIES FUND

       RATINGS SERVICE                         CATEGORY
       Lipper Analytical Services, Inc.        fixed income
       CDA/Wiesenberger                        bond and preferred
       Morningstar Publications, Inc.          general government
       Johnson's Charts                        government securities

STRATEGIC INCOME FUND

       RATINGS SERVICE                         CATEGORY
       Lipper Analytical Services, Inc.        fixed income-multisector income
       CDA/Wiesenberger                        multisector bond
       Morningstar Publications, Inc.          multisector bond
       Johnson's Charts                        global bond

HIGH YIELD PORTFOLIO

       RATINGS SERVICE                         CATEGORY
       Lipper Analytical Services, Inc.        fixed income
       CDA/Wiesenberger                        fixed income primarily high yield
       Morningstar Publications, Inc.          corporate bond - high quality
       Johnson's Charts                        high yield corporate bond

                              FINANCIAL STATEMENTS

         The audited financial statements as of July 31, 2000, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                             OTHER SERVICE PROVIDERS

         U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                        LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of Fortis Income and Fortis Advantage owes certain fiduciary duties to the respective corporation and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Income and Fortis Advantage limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

         The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                      APPENDIX A

              DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

         An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON FINANCIAL INDEXES

         In contrast to an option on a security, an option on a financial index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         A Fund will cover all options on indexes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will secure put options on indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, FINANCIAL INDEXES AND FOREIGN CURRENCIES

         A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of financial index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

         U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

OPTIONS ON FUTURES CONTRACTS

         An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract, and, like

Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

         An option, whether based on a Futures Contract, a stock index or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         A Currency Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Currency Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Currency Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Currency Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

         Prior to the stated maturity date of a Currency Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like Currency Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

         Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterpart willing to enter into the transaction with the Fund. Where no such counterpart is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterpart. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                                                      APPENDIX B

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

         STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

         MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1--Superior capacity for repayment of short-term promissory obligations.

         PRIME-2--Strong capacity for repayment of short-term promissory obligations.

         PRIME-3--Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

         STANDARD & POOR'S RATING SERVICES. Its ratings for corporate bonds have the following definitions:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in high rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB+" rating.

         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB+" rating.

         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B+" rating.

         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC+" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The rating "C1" is reserved for income bonds on which no interest is being paid.

         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         BOND INVESTMENT QUALITY STANDARDS. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal

Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

         Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds that are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest arc considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                         U.S. GOVERNMENT SECURITIES FUND
                                       AND
                              STRATEGIC INCOME FUND
                                    SERIES OF
                         FORTIS INCOME PORTFOLIOS, INC.

                                OTHER INFORMATION

ITEM 23. EXHIBITS
   THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING EXHIBITS:

     (a).1 Articles of Amendment dated 9/8/94 and Amended and Restated Articles of Incorporation dated as of 9/9/94 (1)
     (a).2  Certification of Designation of Series B dated 10/22/97 (1)
     (a).3  Certification of Designation of Classes A, B, C & H dated 10/31/94
            (1)
     (b)    Amended and Restated Bylaws dated 9/28/00 *
     (c)    Instruments
            Defining Rights of Security Holders - not applicable
     (d).1  Investment Advisory and Management Agreement dated 4/2/93 (3)
     (d).2 Investment Advisory and Management Agreement for Strategic Income Fund dated 12/1/97 (3)
     (e).1  Underwriting and Distribution Agreement dated 11/14/94 (1)
     (e).2 Amendment #1 dated 12/1/97 to Underwriting and Distribution Agreement (1)
     (e).3  Dealer Sales Agreement (3)
     (e).4  Mutual Fund Supplement to Dealer Sales Agreement (3)
     (f)    Bonus or Profit Sharing Contracts -not applicable
     (g).1  Custody Agreement dated 3/21/92 (1)
     (g).2  Amendment #1 dated 12/1/97 to Exhibit A of Custody Agreement (1)
     (h)    Other Material Contracts - not applicable
     (i)    Legal Opinion - not applicable
     (j)    Consent of KPMG LLP *
     (k)    Omitted Financial Statements - not applicable
     (l)    Initial Capital Agreements - not applicable
     (m)    Rule 12b-1 Plan (4)
     (n)    Financial Data Schedule - not applicable
     (o)    Rule 18f-3 Plan  (2)
     (p)    Code of Ethics for Fortis Advisers, Inc. and affiliates dated
            9/30/99 (4)

------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 26, 1997.
(2) Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 29, 1996.
(3) Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 1, 1999.
(4) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Fortis Advantage Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 2000.
*   Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY
CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

         No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.   INDEMNIFICATION
         STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

         Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

         (a) has not received indemnification for the same conduct from any other party or organization;
         (b)      acted in good faith;
         (c)      received no improper personal benefit;
         (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;
         (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and
         (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of
             1940).

         ADVANCES. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

         UNDERTAKING. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A
SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

         Information on the business of the Adviser, its directors and officers is described in the Statement of Additional Information. The following officers are not listed in the Statement of Additional Information:


                                                                          OTHER BUSINESS/EMPLOYMENT DURING
NAME                                  POSITION WITH ADVISER               PAST TWO YEARS
------------------------------------- ----------------------------------- -----------------------------------
Michael D. O'Connor                   Qualified Plan Officer              Qualified Plan Officer of Fortis
                                                                          Benefits Insurance Company

David C. Greenzang                    Money Market Portfolio Officer      Debt securities manager with
                                                                          Fortis, Inc.


ITEM 27.  PRINCIPAL UNDERWRITERS
(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY

     DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR, OR INVESTMENT ADVISER.

     Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Tax Free Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Worldwide Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER, OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

     In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.


NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICES WITH THE
                                      UNDERWRITER                         POSITIONS AND OFFICES WITH FUND
------------------------------------- ----------------------------------- -----------------------------------
Carol M. Houghtby                     Director, Vice President &          None
500 Bielenberg Drive                  Treasurer
Woodbury, Minnesota 55125

Roger W. Arnold                       Senior Vice President               None
500 Bielenberg Drive
Woodbury, Minnesota 55125

John E. Hite                          Vice President & Secretary          None
500 Bielenberg Drive
Woodbury, Minnesota 55125


(a) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
         STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK, OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY
SECTION 31(a) AND THE RULES UNDER THAT SECTION.

         The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.  MANAGEMENT SERVICES
         PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY
MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

         All contracts were discussed in Part A or B.

ITEM 30.  UNDERTAKINGS

(a) IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3)

     Not applicable.

(b) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and the Registrant without charge will furnish such Annual Report.

(c) Registrant represents that it is relying on a No-Action Letter (IDS Financial Services, June 20, 1986) and that it has complied with the provisions of paragraphs (a) - (d) of such No-Action Letter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 1st day of December 2000.

                         FORTIS INCOME PORTFOLIOS, INC.
                                  (Registrant)

                         By       /s/ Dean C. Kopperud
                                  ---------------------------
                                  Dean C. Kopperud, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Dean C. Kopperud                President (principal executive officer)     December 1, 2000
-------------------------
Dean C. Kopperud

/s/ Tamara L. Fagely                Treasurer (principal financial and          December 1, 2000
-------------------------           accounting officer)
Tamara L. Fagely

Richard D. Cutting*                 Director

Allen R. Freedman*                  Director

Dr. Robert M. Gavin*                Director

Jean L. King*                       Director

Phillip O. Peterson*                Director

Robb L. Prince*                     Director

Leonard J. Santow*                  Director

Noel F. Schenker*                   Director

Joseph M. Wikler*                   Director

*By      /s/ Dean C. Kopperud                        December 1, 2000
         -----------------------------
         Dean C. Kopperud, Attorney-in-Fact
         (Pursuant to a Power of Attorney dated July 27, 2000)